QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.)

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §.240.14a-12

Government Properties Income Trust

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
No fee required.
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined) :

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:
Fee paid previously with preliminary materials.
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Government Properties Income Trust

Notice of 2018 Annual Meeting
of Shareholders and Proxy Statement

Thursday, May 24, 2018 at 9:30 a.m., Eastern time

Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458

Government Properties Income Trust

It is our pleasure to invite you to join our Board of Trustees and executive officers at Government Properties Income Trust's 2018 Annual Meeting of Shareholders in Newton, Massachusetts. The enclosed Notice of 2018 Annual Meeting of Shareholders and Proxy Statement provides you with information about our Company and the matters to be voted on at the 2018 Annual Meeting of Shareholders.

We are committed to effectively communicating with our shareholders and explaining the matters to be addressed at our 2018 Annual Meeting of Shareholders. This Proxy Statement includes a Question and Answer section with information that we believe may be useful to our shareholders.

Your support is important to us and to our Company. I encourage you to use telephone or internet methods, or sign and return a proxy card/voting instruction form, to authorize your proxy prior to the meeting so that your shares will be represented and voted at the meeting.

Thank you for being a shareholder and for your continued investment in our Company.

April 4, 2018

On behalf of the Board of Trustees,

Jeffrey P. Somers
Chair of the Nominating and Governance Committee

NOTICE OF 2018 ANNUAL MEETING OF SHAREHOLDERS

Thursday, May 24, 2018

9:30 a.m., Eastern time

Two Newton Place, 255 Washington Street, Suite 100
Newton, Massachusetts 02458

ITEMS OF BUSINESS

1.
Elect the Trustee nominees identified in the accompanying Proxy Statement to the Company's Board of Trustees;

2.
Advisory vote to approve executive compensation;

3.
Ratify the appointment of Ernst & Young LLP as independent auditors to serve for the 2018 fiscal year; and

4.
Transact such other business as may properly come before the meeting and at any postponements or adjournments of the meeting.

RECORD DATE

The Board of Trustees set February 1, 2018 as the record date for the meeting. This means that owners of record of the common shares of the Company as of the close of business on that date are entitled:

  •
  to receive notice of the meeting; and

  •
  to vote at the meeting and any postponements or adjournments of the meeting.

PROXY VOTING

Shareholders as of the close of business on the record date are invited to attend the 2018 Annual Meeting. All shareholders are encouraged to vote in advance of the 2018 Annual Meeting by using one of the methods described in the accompanying Proxy Statement.

April 4, 2018
Newton, Massachusetts

By Order of the Board of Trustees,

Jennifer B. Clark
Secretary

Please promptly sign and return the proxy card or voting instruction form or use telephone or internet methods to authorize a proxy in advance of the 2018 Annual Meeting. See the "Voting Information" section on page 2 for information about how to authorize a proxy by telephone or internet or how to attend the 2018 Annual Meeting and vote your shares in person.

GOVERNMENT PROPERTIES INCOME TRUST     2018 Proxy Statement    1

VOTING INFORMATION

WE WANT TO HEAR FROM YOU – VOTE TODAY

Your vote is important.

ELIGIBILITY TO VOTE

You can vote if you were a shareholder of record at the close of business on February 1, 2018.

PROPOSALS THAT REQUIRE YOUR VOTE

PROPOSAL		MORE INFORMATION	BOARD RECOMMENDATION	VOTES REQUIRED FOR APPROVAL

1	Election of Trustees	Page 13	FOR	Plurality of all votes cast*
2	Advisory vote to approve executive compensation**	Page 54	FOR	Majority of all votes cast
3	Ratification of independent auditors**	Page 55	FOR	Majority of all votes cast

*
The Board of Trustees has adopted a resignation policy pursuant to which an incumbent Trustee who fails to receive a majority of votes cast in an uncontested election will offer to resign from the Board of Trustees and, in such circumstance, the Board of Trustees will decide whether to accept or reject the resignation offer.

**
Non-binding advisory vote.

You can vote in advance in one of three ways:

via the internet
Visit www.proxyvote.com and enter your 16 digit control number provided in your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form before 11:59 p.m., Eastern time, on May 23, 2018 to authorize a proxy VIA THE INTERNET.
by phone

Call 1-800-690-6903 if you are a shareholder of record and 1-800-454-8683 if you are a beneficial owner before 11:59 p.m., Eastern time, on May 23, 2018 to authorize a proxy BY TELEPHONE. You will need the 16 digit control number provided on your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form.
by mail	Sign, date and return your proxy card if you are a shareholder of record or voting instruction form if you are a beneficial owner to authorize a proxy BY MAIL.

If the meeting is postponed or adjourned, these times will be extended to 11:59 p.m., Eastern time, on the day before the reconvened meeting.

PLEASE VISIT: www.proxyvote.com

  •
  Review and download easy to read versions of our Proxy Statement and Annual Report.

  •
  Sign up for future electronic delivery to reduce the impact on the environment.

Important Note About Meeting Admission Requirements: If you plan to attend the meeting in person, see the answer to question 14 on page 10 of "Questions and Answers" for important details on admission requirements.

2    GOVERNMENT PROPERTIES INCOME TRUST     2018 Proxy Statement

PROXY SUMMARY

This summary highlights matters for consideration by shareholders at our 2018 Annual Meeting. You should read this entire Proxy Statement carefully before voting. Page references are supplied to help you find further information in this Proxy Statement.

BOARD NOMINEES (page 16)

The following two Trustees are up for election to our Company's Board of Trustees.

NAME OF TRUSTEE	AGE	OCCUPATION	COMMITTEE MEMBERSHIPS

Barbara D. Gilmore*	67	Professional Law Clerk at the United States Bankruptcy Court, Eastern Division of the District of Massachusetts	Audit, Compensation (Chair) and Nominating and Governance Committees
Elena B. Poptodorova*	66	Director for Euro-Atlantic Affairs and Vice President of the Atlantic Club of Bulgaria; Vice President of the Atlantic Treaty Association	Audit, Compensation and Nominating and Governance Committees

*
Independent Trustee

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION (page 54)

Shareholders are asked to approve the executive compensation of the Company's named executive officers through a non-binding advisory vote. In evaluating the executive compensation paid by the Company in 2017, the Compensation Committee considered that the Company has no employees and the Company's manager, The RMR Group LLC ("RMR LLC"), conducts the day to day operations of the Company and provides the services that otherwise would be provided by employees, including employing and compensating the Company's executive officers. RMR LLC is compensated for its services to the Company pursuant to business and property management agreements and the Company does not reimburse RMR LLC for compensation that RMR LLC pays to the Company's executive officers. In this evaluation, the Company also generally considered the results of the advisory vote of the Company's shareholders on the compensation of the executive officers named in the proxy statement for the Company's 2017 annual meeting of shareholders.

RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS (page 55)

Shareholders are asked to ratify the appointment of Ernst & Young LLP as independent auditors of Government Properties Income Trust for the Company's fiscal year ending December 31, 2018. The Company's Audit Committee evaluates the performance of the Company's independent auditors and determines whether to reengage the current independent auditors or consider other audit firms. In doing so, the Audit Committee considers the quality and efficiency of the services provided by the auditors, the auditors' technical expertise and knowledge of the Company's operations and industry, the auditors' independence, legal proceedings involving the auditors, the results of PCAOB inspections and peer quality reviews of the auditors and the auditors' reputation in the marketplace. Based on its consideration of these matters, the Audit Committee has appointed Ernst & Young LLP to serve as the Company's independent auditors for the fiscal year ending December 31, 2018.

GOVERNMENT PROPERTIES INCOME TRUST     2018 Proxy Statement    3

GOVERNANCE HIGHLIGHTS (page 27)

The Company is committed to good corporate governance, which promotes the long term interests of its shareholders, strengthens the Board, increases management's accountability and helps build public trust in the Company. This commitment is reflected in various aspects of the Company's corporate governance, including:

Governance Highlights

Corporate Governance

- Majority of Independent Trustees
- Executive sessions of Independent Trustees
- Trustee resignation policy
- Risk oversight by full Board and Committees
- Annual Board and Committee self-evaluations
- All Trustees attended at least 75% of meetings held
- Trustee minimum share ownership policy
- Robust Code of Business Conduct and Ethics and Insider Trading Policies and Procedures that prohibit executive officers, Trustees and designated insiders from engaging in hedging transactions or holding Common Shares in margin accounts

Alignment of Interests

- The Company is a shareholder of our manager
- Our manager's chief executive officer has a significant investment in the Company

Compensation

- Incentive fee calculated based upon the total return per share of holders of the Company's Common Shares compared to the total shareholder return of the SNL U.S. REIT Equity Index
- Incentive fees subject to claw back
- Use of Common Share awards to align interests of executive officers with those of shareholders

4    GOVERNMENT PROPERTIES INCOME TRUST     2018 Proxy Statement

TWO NEWTON PLACE
255 WASHINGTON STREET, SUITE 300
NEWTON, MASSACHUSETTS 02458

April 4, 2018

PROXY STATEMENT

The Board of Trustees (the "Board") is furnishing this Proxy Statement to solicit proxies to be voted at the 2018 Annual Meeting of Shareholders (the "2018 Annual Meeting") of Government Properties Income Trust, a Maryland real estate investment trust (together with its direct or indirect subsidiaries, the "Company," "we," "us" or "our"). The meeting will be held at Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458 on Thursday, May 24, 2018, at 9:30 a.m., Eastern time.

The mailing address of the Company's principal executive offices is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458. The Company commenced mailing to its shareholders a Notice Regarding the Availability of Proxy Materials containing instructions on how to access the Company's Proxy Statement and its 2017 Annual Report on Form 10-K on or about April 4, 2018.

All properly executed written proxies, and all properly completed proxies submitted by telephone or internet, that are delivered pursuant to this solicitation will be voted at the 2018 Annual Meeting in accordance with the directions given in the proxy, unless the proxy is revoked prior to it being exercised at the meeting. These proxies also may be voted at any postponements or adjournments of the meeting.

Only owners of record of common shares of beneficial interest, par value $0.01 per share, of the Company ("Common Shares") as of the close of business on February 1, 2018, the record date for the meeting (the "Record Date"), are entitled to notice of, and to vote at, the meeting and at any postponements or adjournments of the meeting. Holders of Common Shares are entitled to one vote for each Common Share held on the Record Date. On February 1, 2018, there were 99,144,538 Common Shares issued and outstanding.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2018 ANNUAL MEETING TO BE HELD ON WEDNESDAY, MAY 24, 2018.

The Notice of 2018 Annual Meeting, Proxy Statement and Annual Report to Shareholders for the year ended December 31, 2017 are available at www.proxyvote.com.

GOVERNMENT PROPERTIES INCOME TRUST     2018 Proxy Statement    5

QUESTIONS AND ANSWERS

Proxy Materials and Voting Information

1. What is included in the proxy materials? What is a proxy statement and what is a proxy?

The proxy materials for the 2018 Annual Meeting include the Notice Regarding the Availability of Proxy Materials, Notice of 2018 Annual Meeting, this Proxy Statement and the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2017 (the "Annual Report" and, together with the other materials, the "proxy materials"). If you request a paper copy of these materials, the proxy materials will also include a proxy card or voting instruction form.

A proxy statement is a document that the Securities and Exchange Commission ("SEC") regulations require the Company to give you when it asks you to return a proxy designating individuals to vote on your behalf. A proxy is your legal designation of another person to vote the shares you own. That other person is called your proxy. We are asking you to designate the following three persons as your proxies for the 2018 Annual Meeting: David M. Blackman, President and Chief Operating Officer; Jennifer B. Clark, Secretary; and Adam D. Portnoy, Managing Trustee.

2. What is the difference between holding shares as a shareholder of record and as a beneficial owner?

If your shares are registered directly in your name with the Company's registrar and transfer agent, Equiniti Trust Company (formerly known as Wells Fargo Shareowner Services), you are considered a shareholder of record of those shares. If you are a shareholder of record, you should receive only one notice or proxy card for all the Common Shares you hold in certificate form and in book entry form.

If your shares are held in an account you own at a bank or brokerage or you hold shares through another nominee, you are considered the "beneficial owner" of those shares. If you are a beneficial owner, you will receive voting instruction information from the bank, broker or other nominee through which you own your Common Shares.

If you hold some shares of record and some shares beneficially, you should receive a notice or proxy card for all the Common Shares you hold of record and a separate voting instruction form for the shares from the bank, broker or other nominee through which you own Common Shares.

3. What different methods can I use to vote?

By Written Proxy. All shareholders of record can submit voting instructions by written proxy card. If you are a shareholder of record and receive a Notice Regarding the Availability of Proxy Materials, you may request a written proxy card by following the instructions included in the notice. If you are a beneficial owner, you may request a written proxy card or a voting instruction form from your bank, broker or other nominee. Proxies submitted by mail must be received by 11:59 p.m., Eastern time, on May 23, 2018 or, if the meeting is postponed or adjourned to a later date, by 11:59 p.m., Eastern time, on the day immediately preceding the date of the reconvened meeting.

By Telephone or Internet. All shareholders of record also can authorize a proxy to vote their shares by touchtone telephone by calling 1-800-690-6903, or through the internet at www.proxyvote.com, using the procedures and instructions described in your Notice Regarding the Availability of Proxy Materials or

6    GOVERNMENT PROPERTIES INCOME TRUST     2018 Proxy Statement

proxy card. Beneficial owners may authorize a proxy by telephone or internet if their bank, broker or other nominee makes those methods available, in which case the bank, broker or nominee will include the instructions with the proxy voting materials. To authorize a proxy by telephone or internet, you will need the 16 digit control number provided on your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form. The telephone and internet proxy authorization procedures are designed to authenticate shareholder identities, to allow shareholders to vote their shares and to confirm that their instructions have been recorded properly. Proxies submitted by telephone or through the internet must be received by 11:59 p.m., Eastern time, on May 23, 2018 or, if the meeting is postponed or adjourned to a later date, by 11:59 p.m., Eastern time, on the day immediately preceding the date of the reconvened meeting.

In Person. All shareholders of record may vote in person at the meeting. Beneficial owners may vote in person at the meeting if they have a legal proxy, as described in the response to question 15.

If you have any questions or need assistance in voting your shares or authorizing your proxy, please call the firm assisting the Company in the solicitation of proxies:

Morrow Sodali LLC
470 West Avenue
Stamford, Connecticut 06902
Shareholders Call Toll Free: (800) 662-5200
Banks and Brokers Call Collect: (203) 658-9400

4. Who may vote at the 2018 Annual Meeting?

Holders of record of Common Shares as of the close of business on February 1, 2018, the Record Date, may vote at the meeting. Holders of Common Shares are entitled to one vote for each Common Share held on the Record Date.

5. What are my voting choices for each of the proposals to be voted on at the 2018 Annual Meeting and what are the voting standards?

Proposal	Voting Choices and Board Recommendation	Voting Standard

Item 1: Election of Trustees

•

vote in favor of both Trustee nominees;

•

withhold your vote for both Trustee nominees; or

•

vote in favor of one Trustee nominee and withhold your vote for the other Trustee nominee.

The Board recommends a vote FOR both Trustee nominees.

Plurality of all votes cast*
Item 2: Advisory vote to approve executive compensation**

•

vote in favor of the advisory vote;

•

vote against the advisory vote; or

•

abstain from voting on the advisory vote.

The Board recommends a vote FOR the advisory vote to approve executive compensation.

Majority of all votes cast
Item 3: Ratification of the appointment of Ernst & Young LLP as independent auditors†	• vote in favor of the ratification; • vote against the ratification; or • abstain from voting on the ratification. The Board recommends a vote FOR the ratification.	Majority of all votes cast

*
The Board has adopted a resignation policy pursuant to which an incumbent Trustee who fails to receive a majority of votes cast in an uncontested election will offer to resign from the Board and, in such circumstance, the Board will decide whether to accept or reject the resignation offer.

**
As an advisory vote, the proposal to approve executive compensation is not binding upon the Company. Our Compensation Committee, which is 100% comprised of Independent Trustees, is responsible for determining and approving any compensation payable directly by the Company to our executive officers and administering the Company's equity compensation program. Our Compensation Committee values the opinions expressed by shareholders and will consider the outcome of this vote, among other factors, when making future compensation decisions.

†
Our Audit Committee, which is 100% comprised of Independent Trustees, appoints the Company's independent auditors. Your vote will ratify prior action by the Audit Committee and will not be binding upon the Audit Committee. However, the Audit Committee values the opinions of the Company's shareholders and may reconsider its prior appointment of the independent auditors or consider the results of this shareholder vote, among other factors, when it determines to appoint the Company's independent auditors in the future.

GOVERNMENT PROPERTIES INCOME TRUST     2018 Proxy Statement    7

6. What if I am a shareholder of record and do not specify a choice for a matter when returning a proxy card or authorizing a proxy by internet or telephone?

If you return a signed proxy card or authorize a proxy by internet or telephone and do not specify a choice for a matter, you will be instructing your proxy to vote in the manner recommended by the Board on that matter:

  •
  FOR the election of both Trustee nominees identified in this Proxy Statement;

  •
  FOR the advisory vote to approve executive compensation; and

  •
  FOR the ratification of the appointment of Ernst & Young LLP as independent auditors.

7. What if I am a beneficial owner and do not give voting instructions to my broker?

If you are a beneficial owner and do not provide voting instructions to your bank, broker or other nominee, the following applies:

Non-Discretionary Items. The election of the Trustees and the advisory vote to approve executive compensation are non-discretionary items and may not be voted on by brokers, banks or other nominees who have not received specific voting instructions from beneficial owners. The result of the inability of a broker, bank or other nominee to vote on a non-discretionary item for which it has not received specific voting instructions from beneficial owners is referred to as a broker non-vote.

Discretionary Items. The ratification of the appointment of Ernst & Young LLP as independent auditors is a discretionary item. Generally, banks, brokers and other nominees that do not receive voting instructions from beneficial owners may vote on this proposal in their discretion.

8. What is a quorum? How are abstentions and broker non-votes counted?

A quorum of shareholders is required for shareholders to take action at the 2018 Annual Meeting. The presence, in person or by proxy, of shareholders entitled to cast a majority of all the votes entitled to be cast at the 2018 Annual Meeting constitutes a quorum.

Abstentions and broker non-votes are included in determining whether a quorum is present. Abstentions are not votes cast and, therefore, will not be included in vote totals and will have no effect on the outcome of any Item to be voted on at the 2018 Annual Meeting. Broker non-votes are not votes cast and, therefore, will not be included in vote totals and will have no effect on the outcome of Items 1 or 2. There can be no broker non-votes on Item 3 as it is a matter on which, if you hold your shares in street name and do not provide voting instructions to the broker, bank or other nominee that holds your shares, the nominee has discretionary authority to vote on your behalf.

With respect to Item 1, a proxy marked "WITHHOLD" will have the same effect as an abstention and will not be counted for purposes of determining a plurality of votes cast, but will be counted as a vote "AGAINST" for purposes of determining a majority of votes cast under the Company's Trustee resignation policy. Pursuant to the Company's Governance Guidelines, if a Trustee nominee fails to receive a majority of votes cast, she will offer to resign from the Board and the Board will decide whether to accept or reject the resignation offer.

8    GOVERNMENT PROPERTIES INCOME TRUST     2018 Proxy Statement

9. What may I do if I change my mind after I authorize a proxy to vote my shares?

Shareholders have the right to revoke a proxy at any time before it is voted at the 2018 Annual Meeting, subject to the proxy voting deadlines described above. Shareholders may revoke a proxy by authorizing a proxy again on a later date by internet or by telephone (only the last internet or telephone proxy submitted prior to the meeting will be counted) or by signing and returning a later dated proxy card or by attending the meeting and voting in person. If you are a beneficial owner, see the response to question 15.

A shareholder's attendance at the 2018 Annual Meeting will not revoke that shareholder's proxy unless that shareholder votes again at the meeting or sends an original written statement to the Secretary of the Company revoking the prior proxy. An original written notice of revocation or subsequent proxy should be delivered to Government Properties Income Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, Attention: Secretary, or hand delivered to the Secretary before the taking of the vote at the 2018 Annual Meeting.

Beneficial owners who wish to change their votes should contact the organization that holds their shares.

10. Can I access the proxy materials on the internet? How can I sign up for the electronic proxy delivery service?

The Notice of 2018 Annual Meeting, this Proxy Statement and the Annual Report are available at www.proxyvote.com. You may access these proxy materials on the internet through the conclusion of the 2018 Annual Meeting.

Instead of receiving future copies of the Company's proxy materials by mail, shareholders of record and most beneficial owners may elect to receive these materials electronically. Opting to receive your future proxy materials electronically will save us the cost of printing and mailing documents, and also will give you an electronic link to our proxy voting site. Your Notice Regarding the Availability of Proxy Materials instructs you as to how you may request electronic delivery of future proxy materials.

11. When will the Company announce the voting results?

The Company will report the final results in a Current Report on Form 8-K filed with the SEC following the completion of the 2018 Annual Meeting.

12. How are proxies solicited and what is the cost?

The Company bears all expenses incurred in connection with the solicitation of proxies. The Company has engaged Morrow Sodali LLC ("Morrow") to assist with the solicitation of proxies for an estimated fee of $15,000 plus reimbursement of expenses. The Company has agreed to indemnify Morrow against certain liabilities arising out of the Company's agreement with Morrow. We will request banks, brokers and other nominees to forward proxy materials to the beneficial owners of Common Shares and to obtain their voting instructions. We will reimburse those firms for their expenses of forwarding proxy materials.

Proxies may also be solicited, without additional compensation, by the Company's Trustees and officers, and by The RMR Group LLC ("RMR LLC"), its officers and employees and its parent's and subsidiaries' directors, officers and employees, by mail, telephone or other electronic means or in person.

GOVERNMENT PROPERTIES INCOME TRUST     2018 Proxy Statement    9

13. What is householding?

As permitted by the Securities Exchange Act of 1934, as amended (the "Exchange Act"), we may deliver only one copy of the Notice Regarding the Availability of Proxy Materials, Notice of 2018 Annual Meeting, this Proxy Statement and the Annual Report to Shareholders residing at the same address, unless the shareholders have notified us of their desire to receive multiple copies of those documents. This practice is known as "householding."

We will deliver a separate copy of any of those documents to you if you write to the Company at Investor Relations, Government Properties Income Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or call the Company at (617) 219-1410. If you want to receive separate copies of our notices regarding the availability of proxy materials, notices of annual meetings, proxy statements and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee, or you may contact us at the above address or telephone number.

2018 Annual Meeting Information

14. How do I attend the 2018 Annual Meeting in person?

IMPORTANT NOTE: If you plan to attend the 2018 Annual Meeting, you must follow these instructions to ensure admission.

All attendees need to bring photo identification for admission. Please note that cameras and audio or video recorders are not permitted at the meeting. Any cell phones, pagers or similar electronic devices must be shut off for the duration of the meeting.

Attendance at the meeting is limited to the Company's Trustees and officers, shareholders as of the Record Date (February 1, 2018) or their duly authorized representatives or proxies, and other persons permitted by the Chairman of the meeting.

    •
    Record owners: If you are a shareholder as of the Record Date who holds shares directly, you need not present any documentation to attend the 2018 Annual Meeting, other than photo identification.

    •
    Beneficial owners: If you are a shareholder as of the Record Date who holds shares indirectly through a brokerage firm, bank or other nominee, you may be required to present evidence of your beneficial ownership of shares. For this purpose, a letter or account statement from the applicable brokerage firm, bank or other nominee confirming such ownership will be acceptable. Please note that you will not be able to vote your shares at the meeting without a legal proxy, as described in the response to question 15.

    •
    Authorized named representatives: If you are a shareholder as of the Record Date and intend to appoint an authorized named representative to attend the meeting on your behalf, including if you are a corporation, partnership, limited liability company or other entity, you must notify us of your intent by regular mail to our Secretary or by email to secretary@govreit.com. Requests for authorized named representatives to attend the meeting must be received no later than Thursday, May 17, 2018, or if the meeting is postponed or adjourned to a later date, on or before the 5th business day before the reconvened meeting.

10    GOVERNMENT PROPERTIES INCOME TRUST     2018 Proxy Statement

Please include the following information when submitting your request:

(1)
Your name and complete mailing address;

(2)
Proof that you owned shares of the Company as of February 1, 2018 (such as a copy of the portion of your voting instruction form showing your name and address, a bank or brokerage firm account statement or a letter from the bank, broker or other nominee holding your shares); and

(3)
A signed authorization appointing such individual to be your authorized named representative at the meeting, which includes the name, address, telephone number and email address of the authorized named representative.

Upon receipt of proper documentation, you and your named representative will receive confirmation that your named representative has been authorized to attend the meeting. For admission to the meeting, the photo ID presented must match the documentation provided in response to item (3) above. The Company reserves the right to limit the number of representatives who may attend the meeting.

If you have questions regarding these admission procedures, please call Investor Relations at (617) 219-1410.

15. How can I vote in person at the meeting if I am a beneficial owner?

If you are a beneficial owner and want to vote your shares at the 2018 Annual Meeting, you need a legal proxy from your bank, broker or other nominee. You also need to follow the procedures described in the response to question 14 and to bring the legal proxy with you to the meeting and hand it in with a signed ballot that will be provided to you at the meeting. You will not be able to vote your shares at the meeting without a legal proxy. If you do not have a legal proxy, you can still attend the meeting by following the procedures described in the response to question 14. However, you will not be able to vote your shares at the meeting without a legal proxy. The Company encourages you to vote your shares in advance, even if you intend to attend the meeting.

Company Documents, Communications and Shareholder Proposals

16. How can I view or request copies of the Company's SEC filings and other documents?

You can visit our website to view our Governance Guidelines, Board committee charters and Code of Business Conduct and Ethics (the "Code"). To view these documents, go to www.govreit.com, click on "Investors" and then click on "Governance." To view the Company's SEC filings and Forms 3, 4 and 5 filed by the Company's Trustees and executive officers, go to www.govreit.com, click on "Investors," click on "Financial Information" and then click on "SEC Filings."

We will deliver free of charge, upon request, a copy of the Company's Governance Guidelines, Board committee charters, Code or Annual Report to any shareholder requesting a copy. Requests should be directed to Investor Relations at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

GOVERNMENT PROPERTIES INCOME TRUST     2018 Proxy Statement    11

17. How can I communicate with the Company's Trustees?

Any shareholder or other interested person who wants to communicate with the Company's Trustees, individually or as a group, should write to the party for whom the communication is intended, c/o Secretary, Government Properties Income Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or email secretary@govreit.com. The communication will then be delivered to the appropriate party or parties.

18. How do I submit a proposal for action at the 2019 annual meeting of shareholders?

A proposal for action to be presented by any shareholder at the Company's 2019 annual meeting of shareholders must be submitted as follows:

  •
  For a proposal to be eligible to be included in the proxy statement pursuant to Rule 14a-8 under the Exchange Act, the proposal must be received at the Company's principal executive offices by December 5, 2018.

  •
  If the proposal is not to be included in the proxy statement pursuant to Rule 14a-8, the proposal must be made in accordance with the procedures and requirements set forth in our Amended and Restated Bylaws (our "Bylaws") and must be received by the Company not later than 5:00 p.m., Eastern time, on December 5, 2018 and not earlier than November 5, 2018.

Proposals should be sent to the Company's Secretary at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

For additional information regarding how to submit a shareholder proposal, see page 35 of this Proxy Statement.

12    GOVERNMENT PROPERTIES INCOME TRUST     2018 Proxy Statement

ELECTION OF TRUSTEES (ITEM 1)

The Board serves as the decision making body of the Company, except for those matters reserved to the shareholders. The Board selects and oversees the Company's officers, who are charged by the Board with conducting the day to day business of the Company.

Election Process

In accordance with our Amended and Restated Declaration of Trust (our "Declaration of Trust") and Bylaws, the Board currently consists of six members, four of whom are Independent Trustees and two of whom are Managing Trustees. Our Declaration of Trust provides that the Board is divided into three classes, with each Trustee of each class elected at an annual meeting of shareholders serving for a term that continues until the third annual meeting of shareholders following his or her election and until his or her successor is elected and qualifies. In accordance with our Declaration of Trust and Bylaws, on April 3, 2018, pursuant to a recommendation of the Nominating and Governance Committee, the Board elected Mark L. Kleifges as a Managing Trustee in Class II to fill the vacancy created by the death of Barry M. Portnoy on February 25, 2018 and to serve the remainder of the full term of the Class II Trustees, the Class of Trustees which stands for election at the 2020 annual meeting of shareholders.

Assuming a quorum is present at the meeting, a plurality of all the votes cast is required to elect a Trustee at the 2018 Annual Meeting. Pursuant to the Company's Governance Guidelines, if an incumbent Trustee does not receive a majority of the votes cast in an uncontested election, the Trustee will submit an offer to resign from the Board. In such circumstance, the Nominating and Governance Committee will make a recommendation to the Board as to whether to accept or reject the resignation offer. The Board will act on the resignation offer taking into account the recommendation of the Nominating and Governance Committee and make its decision within 90 days following the certification of the election results.

Trustee Nominations

The Nominating and Governance Committee is responsible for identifying and evaluating nominees for Trustee and for recommending to the Board nominees for election at each annual meeting of shareholders. The Nominating and Governance Committee may consider candidates suggested by the Company's Trustees, officers or shareholders or by others.

Shareholder Recommendations for Nominees. Shareholders who would like to recommend a nominee for the position of Trustee should submit their recommendations in writing by mail to the Chair of the Nominating and Governance Committee, c/o Government Properties Income Trust, Secretary, at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or by email to secretary@govreit.com. A shareholder's recommendation should include any information that the recommending shareholder believes relevant to the Nominating and Governance Committee's consideration. The Nominating and Governance Committee may request additional information about the shareholder recommended nominee or about the shareholder recommending the nominee. Recommendations by shareholders will be considered by the Nominating and Governance Committee in its discretion using the same criteria as other candidates it considers.

Shareholder Nominations for Trustee. Our Bylaws also provide that a shareholder of the Company may nominate a person for election to the Board provided the shareholder complies with the advance notice provisions set forth in our Bylaws, which include, among other things, requirements as to the proposing shareholder's timely delivery of advance notice, continuous requisite ownership of Common Shares and submission of specified documentation and information. For more information on how shareholders can nominate Trustees for election to the Board, see "Shareholder Nominations and Other Proposals" beginning on page 35.

GOVERNMENT PROPERTIES INCOME TRUST     2018 Proxy Statement    13

Trustee Qualifications

Trustees are responsible for overseeing the Company's business. This significant responsibility requires highly skilled individuals with various qualities, attributes and professional experience. The Board believes that there are general requirements that are applicable to all Trustees, qualifications applicable to Independent Trustees and other skills and experience that should be represented on the Board as a whole, but not necessarily by each Trustee. In accordance with our Declaration of Trust and Bylaws, the Board currently consists of six Trustees: two Managing Trustees and four Independent Trustees. As set forth in our Bylaws, Independent Trustees are Trustees who are not employees of RMR LLC, who are not involved in the Company's day to day activities and who meet the qualifications of independent directors under the applicable rules of The Nasdaq Stock Market LLC (the "Nasdaq") and the SEC. As set forth in our Bylaws, Managing Trustees are Trustees who have been employees, officers or directors of RMR LLC or who have been involved in the Company's day to day activities for at least one year prior to their election as Trustees. The Board and the Nominating and Governance Committee consider the qualifications of Trustees and Trustee candidates individually and in the broader context of the Board's overall composition and the Company's current and future needs.

Qualifications for All Trustees

In its assessment of each potential candidate, including those recommended by shareholders, the Nominating and Governance Committee considers the potential nominee's integrity, experience, achievements, judgment, intelligence, competence, personal character, likelihood that a candidate will be able to serve on the Board for an extended period and other matters that the Nominating and Governance Committee deems appropriate. The Nominating and Governance Committee also takes into account the ability of a potential nominee to devote the time and effort necessary to fulfill his or her responsibilities to the Company.

The Board and Nominating and Governance Committee require that each Trustee candidate be a person of high integrity with a proven record of success in his or her field. Each Trustee candidate must demonstrate the ability to make independent analytical inquiries, familiarity with and respect for corporate governance requirements and practices and a commitment to serving the Company's long term best interests. In addition, the Nominating and Governance Committee may conduct interviews of potential Trustee candidates to assess intangible qualities, including the individual's ability to ask appropriate questions and to work collegially. The Board does not have a specific diversity policy in connection with the selection of nominees for Trustee, but due consideration is given to the Board's overall balance of diversity, including perspectives, backgrounds and experiences.

14    GOVERNMENT PROPERTIES INCOME TRUST     2018 Proxy Statement

Specific Qualifications, Attributes, Skills and Experience to be Represented on the Board

The Board has identified particular qualifications, attributes, skills and experience that are important to be represented on the Board as a whole, in light of the Company's long term interests. The following table summarizes certain key characteristics of the Company's business and the associated qualifications, attributes, skills and experience that the Board believes should be represented on the Board.

Business Characteristics	Qualifications, Attributes, Skills and Experience

The Board's responsibilities include understanding and overseeing the various risks facing the Company and ensuring that appropriate policies and procedures are in place to effectively manage those risks.	• Risk oversight/management expertise. • Service on other public company boards and committees. • Operating business experience.

The Company's business involves complex financial and real estate transactions.

•

High level of financial literacy.

•

Knowledge of the commercial real estate ("CRE") industry and real estate investment trusts ("REITs").

•

Familiarity with commercial leasing activities, including U.S. and state government leasing activities.

•

Management/leadership experience.

•

Knowledge of the Company's historical business activities.

•

Familiarity with the public capital markets.

•

Work experience.

The Board must constantly evaluate the Company's strategic direction in light of current real estate trends, government policy, trends and funding and expected relevant political changes.

•

Experience at a strategic or policymaking level in a business, government, non-profit or academic organization of high standing.

•

Commitment to serve on the Board over a period of years in order to develop knowledge about the Company's operations.

•

Understanding of the impact of financial market trends on the real estate industry.

•

Understanding of government policy, leasing and budgeting trends and practices and their impact on the Company's business and strategic plans.

The Board meets frequently and, at times, on short notice to consider time sensitive issues.	• Sufficient time and availability to devote to Board and committee matters. • Practical wisdom and mature judgment.

The Company's business requires compliance with a variety of regulatory requirements across a number of jurisdictions and knowledge of governmental organizations.	• Governmental or regulatory expertise. • Legal experience.

The Board will be better informed if the members of the Board have diverse perspectives, backgrounds and experiences.	• Gender and ethnic diversity. • Nationality. • Experience.

The Board is comprised of two Managing Trustees and four Independent Trustees.	• Qualifying as a Managing Trustee in accordance with the requirements of our Bylaws. • Qualifying as an Independent Trustee in accordance with the requirements of the Nasdaq, the SEC and our Bylaws.

GOVERNMENT PROPERTIES INCOME TRUST     2018 Proxy Statement    15

2018 Nominees for Trustee

The following table sets forth the names of the Trustee nominees and those Trustees who will continue to serve after the 2018 Annual Meeting:

Name	Position	Class	Current Term Expires

Barbara D. Gilmore*	Independent Trustee	III	2018
Elena B. Poptodorova*	Independent Trustee	III	2018
John L. Harrington	Independent Trustee	I	2019
Adam D. Portnoy	Managing Trustee	I	2019
Mark L. Kleifges	Managing Trustee	II	2020
Jeffrey P. Somers	Independent Trustee	II	2020

*
2018 Trustee nominee

Upon the recommendation of the Nominating and Governance Committee, the Board has nominated Ms. Barbara D. Gilmore and Ms. Elena B. Poptodorova for election as Independent Trustees in Class III. Each Trustee nominee currently serves on the Board. If elected, each nominee would serve until the Company's 2021 annual meeting of shareholders and until her successor is duly elected and qualifies, subject to the individual's earlier death, resignation, retirement, disqualification or removal.

We expect that each nominee for election as a Trustee will be able to serve if elected. However, if a nominee should become unable or unwilling to serve, proxies may be voted for the election of a substitute nominee designated by the Board.

The Board believes that the combination of the various qualifications, attributes, skills and experiences of the Trustee nominees would contribute to an effective Board serving the Company's long term best interests. The Board and the Nominating and Governance Committee believe that the Trustee nominees possess the necessary qualifications to provide effective oversight of the business and quality advice and counsel to the Company's management. Below is a summary of the key experiences, qualifications, attributes and skills that led the Nominating and Governance Committee and the Board to conclude each such person is currently qualified to serve as a Trustee.

The Board of Trustees recommends a vote "FOR" the election of both Trustee nominees.

Trustees and Executive Officers

The following is some important biographical information, including the ages and recent principal occupations, as of April 4, 2018, of the Company's Trustees, Trustee nominees and executive officers. The business address of the Trustees, Trustee nominees and executive officers is c/o Government Properties Income Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458. Included in each Trustee's biography below are the attributes of that Trustee consistent with the qualifications, attributes, skills and experience the Board has determined are important to be represented on the Board. For a general discussion of the particular Trustee qualifications, attributes, skills and experience, and the process for selecting and nominating individuals for election to serve as a Trustee, please see "Election of Trustees" beginning on page 13.

16    GOVERNMENT PROPERTIES INCOME TRUST     2018 Proxy Statement

Trustee Nominees

Barbara D. Gilmore

Independent Trustee since 2009

Class/Term: Class III with a term expiring at the 2018 Annual Meeting

Age: 67

Board Committees: Audit; Compensation (Chair); Nominating and Governance

Other Public Company Boards: Five Star Senior Living Inc. (since 2004); TravelCenters of America LLC (since 2007)

Ms. Gilmore has served as a professional law clerk at the United States Bankruptcy Court, Eastern Division of the District of Massachusetts, since 2015, and prior to that, at the United States Bankruptcy Court, Central Division of the District of Massachusetts, from 2001 to 2015. Ms. Gilmore was a partner of the law firm of Sullivan & Worcester LLP from 1993 to 2000, during which time she was appointed and served as trustee or examiner in various cases involving business finance matters.

Specific Qualifications, Attributes, Skills and Experience:

•

professional skills and experience in legal and business finance matters;

•

experience in public policy matters;

•

experience as a lawyer, bankruptcy court clerk, bankruptcy trustee and bankruptcy examiner;

•

insights gained and understanding of government practices through government service;

•

work on public company boards and board committees;

•

institutional knowledge earned through prior service on the Board since shortly after the Company's formation;

•

female; and

•

qualifying as an Independent Trustee in accordance with the requirements of the Nasdaq, the SEC and our Bylaws.

GOVERNMENT PROPERTIES INCOME TRUST     2018 Proxy Statement    17

Elena B. Poptodorova

Independent Trustee since 2017

Class/Term: Class III with a term expiring at the 2018 Annual Meeting

Age: 66

Board Committees: Audit; Compensation; Nominating and Governance

Other Public Company Boards: None

Ms. Poptodorova has served as the director for Euro-Atlantic Affairs and as vice president of the Atlantic Club of Bulgaria since April 2017. Ms. Poptodorova has also served as vice president of the Atlantic Treaty Association since December 2017. Ms. Poptodorova served as director of the Shapiro-Silverberg AJC Central Europe Office from October 2016 until February 2017. Ms. Poptodorova was the ambassador extraordinary and plenipotentiary of the Republic of Bulgaria to the United States from 2010 to 2016 and from 2002 to 2008. During this time, she facilitated foreign investments in Bulgaria's information technology sector and assisted the development of transatlantic business association to support investment ventures. From 2009 to 2010, Ms. Poptodorova was the director of the Security Policy Directorate at the Ministry of Foreign Affairs and from 2008 to 2009 she served as the ambassador-at-large for the Black Sea Region. From 2001 to 2002, Ms. Poptodorova served as a spokesperson of the Ministry of Foreign Affairs and director of the Human Rights and International Humanitarian Organizations Directorate. Ms. Poptodorova was a member of the Bulgarian Parliament from 1990-2001, where she served on a variety of committees, including the national security, human rights, media and agriculture committees. During her service as a member of the Bulgarian Parliament, Ms. Poptodorova worked extensively on communal property and industrial property matters with the local government of her electoral district. In addition to her extensive government service, Ms. Poptodorova is a current member of the board of directors of the European Institute, the American Foundation for Bulgaria, the Executive Council on Diplomacy, the Women's Foreign Policy Group, American University in Bulgaria and the Institute for Cultural Diplomacy in Germany.

Specific Qualifications, Attributes, Skills and Experience:

•

executive experience and demonstrated leadership ability as a former diplomat;

•

insights gained and understanding of government practices through government service;

•

experience in communal property and industrial property matters;

•

experience in public policy matters;

•

service on the boards of several private and charitable organizations;

•

female;

•

Bulgarian national; and

•

qualifying as an Independent Trustee in accordance with the requirements of the Nasdaq, the SEC and our Bylaws.

18    GOVERNMENT PROPERTIES INCOME TRUST     2018 Proxy Statement

Trustees

John L. Harrington

Independent Trustee since 2009

Class/Term: Class I with a term expiring at the 2019 annual meeting of shareholders

Age: 81

Board Committees: Audit (Chair); Compensation; Nominating and Governance

Other Public Company Boards: Hospitality Properties Trust (since 1995); Senior Housing Properties Trust (since 1999); RMR Real Estate Income Fund, including its predecessor funds (since 2003); Tremont Mortgage Trust (since 2017)

Mr. Harrington has been chairman of the board of trustees of the Yawkey Foundation (a charitable foundation) since 2007 and prior to that from 2002 to 2003. He served as a trustee of the Yawkey Foundation since 1982 and as executive director from 1982 to 2006. He was also a trustee of the JRY Trust from 1982 through 2009. Mr. Harrington was chief executive officer and general partner of the Boston Red Sox Baseball Club from 1986 to 2002 and served as that organization's vice president and chief financial officer prior to that time. He was president of Boston Trust Management Corp. from 1981 to 2006 and a principal of Bingham McCutchen Sports Consulting LLC from 2007 to 2008. Mr. Harrington represented the Boston Red Sox majority interest in co-founding The New England Sports Network, managing it from 1981 to 2002. Mr. Harrington served as a director of Fleet Bank from 1995 to 1999 and of Shawmut Bank of Boston from 1986 to 1995, a member of the Major League Baseball Executive Council from 1998 to 2001, assistant secretary of administration and finance for the Commonwealth of Massachusetts in 1980, treasurer of the American League of Professional Baseball Clubs from 1970 to 1972, assistant professor and director of admissions, Carroll Graduate School of Management at Boston College from 1967 through 1970 and as supervisory auditor for the U.S. General Accounting Office from 1961 through 1966. He was an independent trustee of RMR Funds Series Trust from shortly after its formation in 2007 until its dissolution in 2009. Mr. Harrington has held many civic leadership positions and received numerous leadership awards and honorary doctorate degrees. Mr. Harrington holds a Massachusetts license as a certified public accountant.

Specific Qualifications, Attributes, Skills and Experience:

•

demonstrated leadership capability;

•

work on public company boards and board committees and in key management roles in various enterprises;

•

service on the boards of several private and charitable organizations;

•

professional skills and expertise in accounting, finance and risk management and experience as a chief financial officer;

•

expertise in compensation and benefits matters;

•

service with government and experience in public policy matters;

•

institutional knowledge earned through prior service on the Board since shortly after the Company's formation; and

•

qualifying as an Independent Trustee in accordance with the requirements of the Nasdaq, the SEC and our Bylaws.

GOVERNMENT PROPERTIES INCOME TRUST     2018 Proxy Statement    19

Adam D. Portnoy

Managing Trustee since 2009

Class/Term: Class I with a term expiring at the 2019 annual meeting of shareholders

Age: 47

Other Public Company Boards: Hospitality Properties Trust (since 2007); Senior Housing Properties Trust (since 2007); RMR Real Estate Income Fund, including its predecessor funds (since 2009); Select Income REIT (since 2011); The RMR Group Inc. (since 2015); Industrial Logistics Properties Trust (since 2017); Tremont Mortgage Trust (since 2017); TravelCenters of America LLC (since 2018); Five Star Senior Living Inc. (since 2018)

Mr. Portnoy has been a managing director of The RMR Group Inc. ("RMR Inc.") and its president and chief executive officer since shortly after its formation in 2015. Mr. Portnoy has been president and chief executive officer of RMR LLC since 2005 and was a director of RMR LLC from 2006 until June 5, 2015 when RMR LLC became a majority owned subsidiary of RMR Inc. and RMR Inc. became RMR LLC's managing member. Mr. Portnoy has been a director of RMR Advisors LLC since 2007 and served as its president from 2007 to September 2017 and its chief executive officer from 2015 to September 2017. Mr. Portnoy has been a director of Tremont Realty Advisors LLC since March 2016, and he was its president and chief executive officer from March 2016 through December 2017. Mr. Portnoy is an owner and has been a director of Sonesta International Hotels Corporation since 2012. Mr. Portnoy served as president and chief executive officer of RMR Real Estate Income Fund from 2007 to 2015 and as president of the Company from 2009 to 2011. Mr. Portnoy was a managing trustee of Equity Commonwealth from 2006 until 2014 and served as its president from 2011 to 2014. Prior to joining RMR LLC in 2003, Mr. Portnoy held various positions in the finance industry and public sector, including working as an investment banker at Donaldson, Lufkin & Jenrette and ABN AMRO as well as working in private equity at DLJ Merchant Banking Partners and at the International Finance Corporation (a member of The World Bank Group). In addition, Mr. Portnoy previously founded and served as chief executive officer of a privately financed telecommunications company. Mr. Portnoy currently serves as the honorary consul general of the Republic of Bulgaria in Massachusetts, and previously served on the board of governors for the National Association of Real Estate Investment Trusts and the board of trustees of Occidental College.

Specific Qualifications, Attributes, Skills and Experience:

•

extensive experience in, and knowledge of, the CRE industry and REITs;

•

leadership position with RMR LLC and demonstrated management ability;

•

public company director service;

•

experience in investment banking and private equity;

•

government organization service;

•

experience in starting a telecommunications company and serving as its senior executive;

•

institutional knowledge earned through prior service on the Board since the Company's formation and in leadership positions with RMR LLC; and

•

qualifying as a Managing Trustee in accordance with the requirements of our Bylaws.

20    GOVERNMENT PROPERTIES INCOME TRUST     2018 Proxy Statement

Mark L. Kleifges

Managing Trustee since 2018

Chief Financial Officer and Treasurer since 2011

Class/Term: Class II with a term expiring at the 2020 annual meeting of shareholders

Age: 57

Other Public Company Boards: RMR Real Estate Income Fund (since 2018)

Mr. Kleifges has been the Company's Chief Financial Officer and Treasurer since 2011. Mr. Kleifges has been an executive vice president of RMR LLC since 2008 and prior to that served in various capacities with RMR LLC and its subsidiaries since 2002. Mr. Kleifges has served as chief financial officer and treasurer of Hospitality Properties Trust since 2002. Mr. Kleifges has been the president and chief executive officer of RMR Advisors LLC since October 2017; he was a vice president of RMR Advisors LLC from 2003 to 2004 and its chief financial officer and treasurer from 2004 to September 2017. Mr. Kleifges has also served as chief financial officer and treasurer of RMR Real Estate Income Fund and its predecessor funds since 2003. Mr. Kleifges is a certified public accountant and, prior to joining RMR LLC, was a partner at Arthur Andersen LLP.

Specific Qualifications, Attributes, Skills and Experience:

•

extensive experience in, and knowledge of, REITs;

•

leadership position with RMR LLC and demonstrated management ability;

•

professional skills and expertise in accounting and finance and experience as a chief financial officer;

•

institutional knowledge earned through prior service as an executive officer of the Company since 2011 and in leadership positions with RMR LLC;

•

qualifying as a Managing Trustee in accordance with the requirements of our Bylaws.

GOVERNMENT PROPERTIES INCOME TRUST     2018 Proxy Statement    21

Jeffrey P. Somers

Independent Trustee since 2009

Class/Term: Class II with a term expiring at the 2020 annual meeting of shareholders

Age: 75

Board Committees: Audit; Compensation; Nominating and Governance (Chair)

Other Public Company Boards: RMR Real Estate Income Fund, including its predecessor funds (since 2009); Senior Housing Properties Trust (since 2009); Select Income REIT (since 2012); Tremont Mortgage Trust (since 2017)

Mr. Somers has been, since 2010, of counsel to, and from 1995 to 2009, was a member, and for six of those years the managing member, of the law firm of Morse, Barnes-Brown & Pendleton, PC. Prior to that time, he was a partner for more than 20 years at the law firm of Gadsby Hannah LLP (now McCarter & English, LLP) and for eight of those years was managing partner of the firm. Mr. Somers served as a director for Cantella Management Corp., a holding company for Cantella & Co., Inc., an SEC registered broker-dealer, from 2002 until January 2014, when the company was acquired by a third party. From 1995 to 2001, he served as a trustee for the Pictet Funds. Before entering private law practice, Mr. Somers was a staff attorney at the SEC in Washington, D.C. He has previously served as a trustee for Glover Hospital, a private not for profit regional hospital, which is currently part of Beth Israel Deaconess Hospital, among various other civic leadership roles.

Specific Qualifications, Attributes, Skills and Experience:

•

expertise in legal, corporate governance and regulatory matters;

•

leadership role as a law firm managing member;

•

service as a trustee of public REITs and investment companies;

•

extensive experience in complex business transactions;

•

sophisticated understanding of finance and accounting matters;

•

work on public company boards and board committees;

•

institutional knowledge earned through prior service on the Board since shortly after the Company's formation; and

•

qualifying as an Independent Trustee in accordance with the requirements of the Nasdaq, the SEC and our Bylaws.

22    GOVERNMENT PROPERTIES INCOME TRUST     2018 Proxy Statement

Executive Officers

David M. Blackman

President and Chief Operating Officer since 2011

Age: 55

Mr. Blackman was the Company's Chief Financial Officer and Treasurer from 2009 until 2011. Mr. Blackman joined RMR LLC in 2009 as senior vice president, and he became executive vice president of RMR LLC in 2013. Mr. Blackman has served as president and chief executive officer of Tremont Realty Advisors LLC since January 2018, and he served as executive vice president of Tremont Realty Advisors LLC from its formation in 2016 through December 2017. Mr. Blackman has also served as chief executive officer of Tremont Mortgage Trust since shortly after its formation in 2017 and as one of its managing trustees since March 2018. Mr. Blackman has served as president and chief operating officer of Select Income REIT since 2011 and as one of its managing trustees since April 2018. Prior to joining RMR LLC, Mr. Blackman was employed as a banker at Wachovia Corporation and its predecessors for 23 years, where he focused on real estate finance matters, including serving as a managing director in the real estate section of Wachovia Capital Markets, LLC from 2005 through 2009.

Mark L. Kleifges

Chief Financial Officer and Treasurer since 2011 Age: 57 Mr. Kleifges's background and qualifications are described above.

There are no family relationships among any of the Company's Trustees or executive officers. The Company's executive officers serve at the discretion of the Board.

RMR LLC or its subsidiaries provide management services to public and private companies, including the Company, Hospitality Properties Trust, Industrial Logistics Properties Trust, Select Income REIT, Senior Housing Properties Trust, Tremont Mortgage Trust, Five Star Senior Living Inc., TravelCenters of America LLC, Sonesta International Hotels Corporation and Affiliates Insurance Company. Hospitality Properties Trust is a public REIT that owns hotels and travel centers ("HPT"). Industrial Logistics Properties Trust is a public REIT that owns industrial and logistics properties ("ILPT"). Select Income REIT is a public REIT that primarily owns net leased, single tenant properties ("SIR"). Senior Housing Properties Trust is a public REIT that primarily owns healthcare, senior living and medical office buildings ("SNH"). Tremont Mortgage Trust is a public REIT that focuses primarily on originating and investing in first mortgage loans secured by middle market and transitional CRE ("TRMT" and, together with HPT, ILPT, SIR and SNH, the "Other RMR Managed REITs"). Five Star Senior Living Inc. is a public real estate based operating company in the healthcare and senior living services business ("FVE"). TravelCenters of America LLC is a public real estate based operating company in the travel center, convenience store and restaurant businesses ("TA"). Sonesta International Hotels Corporation is a private

GOVERNMENT PROPERTIES INCOME TRUST     2018 Proxy Statement    23

company that operates and franchises hotels, resorts and cruise ships ("Sonesta"). Affiliates Insurance Company is a private Indiana insurance company ("AIC"). RMR LLC is a majority owned subsidiary of RMR Inc., a public company whose controlling shareholder is ABP Trust, which is controlled by its sole trustee, Adam D. Portnoy, one of our Managing Trustees, and to which RMR LLC provides management services. RMR Advisors LLC, a subsidiary of RMR LLC, is an SEC registered investment adviser to the RMR Real Estate Income Fund, which is an investment company registered under the Investment Company Act of 1940, as amended ("RIF"). Tremont Realty Advisors LLC, a subsidiary of RMR LLC, is an SEC registered investment adviser that provides investment advisory services to its investment advisory clients, which include TRMT, a private fund and separately managed accounts that invest in CRE debt, including secured mortgage debt and mezzanine financing opportunities. Tremont Realty Advisors LLC also provides management services to certain of its investment advisory clients, including originating, underwriting, closing and managing certain real estate loans or other real estate investments. Tremont Realty Advisors LLC, as an intermediary, also provides mortgage brokerage services, originating and arranging CRE loans for third parties who are not investment advisory clients. The foregoing entities may be considered to be affiliates of the Company.

24    GOVERNMENT PROPERTIES INCOME TRUST     2018 Proxy Statement

TRUSTEE COMPENSATION

The Compensation Committee is responsible for reviewing and determining the Common Share awards granted to Trustees and making recommendations to the Board regarding cash compensation paid to Trustees, in each case, for Board, committee and committee chair services. Managing Trustees do not receive cash compensation for their services as Trustees but do receive Common Share awards for their Board service. The number of Common Shares awarded to each Managing Trustee for Board service is the same as the number awarded to each Independent Trustee.

All Trustees receive compensation in Common Shares to align the interests of Trustees with those of the Company's shareholders. To this end, the Company's Governance Guidelines codify our expectation that, subject to certain exemptions, each Trustee retain at least 20,000 Common Shares by the later of: (i) the date of the 2019 annual meeting of shareholders of the Company and (ii) five years from the annual meeting of shareholders of the Company at which the Trustee was initially elected or, if earlier, the first annual meeting of shareholders of the Company following the initial appointment of the Trustee to the Board.

In determining the amount and composition of our Trustees' compensation, the Compensation Committee and the Board take various factors into consideration, including, but not limited to, the responsibilities of Trustees generally, as well as for service on committees and as committee chairs, and the forms of compensation paid to trustees or directors by comparable companies, including the compensation of trustees and directors of other companies managed by RMR LLC or its subsidiaries. The Board reviews the Compensation Committee's recommendations regarding Trustee cash compensation and determines the amount of such compensation.

2017 Annual Trustee Compensation

In 2017, each Independent Trustee received an annual fee of $40,000 for services as a Trustee, plus a fee of $1,250 for each meeting attended. Up to two $1,250 fees were paid if a Board meeting and one or more Board committee meetings, or two or more Board committee meetings, were held on the same date. Each Independent Trustee and Managing Trustee received an award of 3,000 Common Shares in 2017.

Each Independent Trustee who served as a committee chair of the Board's Audit, Compensation or Nominating and Governance Committees received an additional annual fee of $15,000, $10,000 and $10,000, respectively. Trustees were reimbursed for travel expenses they incurred in connection with their duties as Trustees and for out of pocket costs they incurred in connection with their attending certain continuing education programs.

GOVERNMENT PROPERTIES INCOME TRUST     2018 Proxy Statement    25

The following table details the total compensation of the Trustees for the year ended December 31, 2017 for services as a Trustee.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)	Total ($)

Barbara D. Gilmore	$75,000	$65,250	$—	$140,250
John L. Harrington	78,750	65,250	—	144,000
Elena B. Poptodorova	69,315	65,250	—	134,565
Adam D. Portnoy(3)	—	65,250	—	65,250
Barry M. Portnoy(3)(4)	—	65,250	—	65,250
Jeffrey P. Somers	73,750	65,250	—	139,000

(1)
The amounts reported in the Fees Earned or Paid in Cash column reflect the cash fees earned by each Independent Trustee in 2017, consisting of a $40,000 annual cash fee and each of Ms. Gilmore and Messrs. Harrington and Somers earned an additional $10,000, $15,000 and $10,000, respectively, for service as a committee chair in 2017. Ms. Gilmore, Mr. Harrington, Ms. Poptodorova and Mr. Somers each earned an additional $25,000, $23,750, $23,750 and $20,000, respectively, in fees for meetings attended in 2017.

(2)
Equals 3,000 Common Shares multiplied by the closing price of such shares on May 17, 2017, the award date. Amounts shown are also the compensation cost for the award recognized by the Company for financial reporting purposes pursuant to Financial Accounting Standards Board Accounting Standards CodificationTM Topic 718, "Compensation—Stock Compensation" ("ASC 718") (which equals the closing price of the shares on the award date, multiplied by the number of shares subject to the grant). No assumptions were used in this calculation. All Common Share awards to Trustees vested at the time the award was granted.

(3)
Managing Trustees do not receive cash compensation for their services as Trustees.

(4)
Mr. Barry M. Portnoy served as a Managing Trustee of the Company until his death on February 25, 2018. On April 3, 2018, the Board elected Mark L. Kleifges to fill the resulting vacancy.

26    GOVERNMENT PROPERTIES INCOME TRUST     2018 Proxy Statement

CORPORATE GOVERNANCE

The Board is committed to corporate governance that promotes the long term interests of our shareholders. The Board has established Governance Guidelines that provide a framework for effective governance. The guidelines address matters such as general qualification standards for the Board, Trustee responsibilities, Board meetings and communications, Board committees, Trustee access to management and independent advisers, Trustee compensation and share ownership guidelines, Trustee orientation and continuing education, executive development and succession planning, related person transactions, annual performance evaluation of the Board and other matters. The Board regularly reviews developments in corporate governance and updates our Governance Guidelines and other governance materials as it deems necessary and appropriate.

The governance section of our website makes available our corporate governance materials, including the Governance Guidelines, the charter for each Board committee, the Code and information about how to report matters directly to management, the Board or the Audit Committee. To access these documents on the Company's website, www.govreit.com, click on "Investors" and then click on "Governance." In addition, instructions on how to obtain copies of the Company's corporate governance materials are included in the response to question 16 in the "Questions and Answers" section on page 11.

Board Leadership Structure

In accordance with our Declaration of Trust and Bylaws, the Board is currently comprised of six Trustees, including four Independent Trustees and two Managing Trustees. All Trustees play an active role in overseeing the Company's business both at the Board and committee levels. As set forth in the Company's Governance Guidelines, the core responsibility of our Trustees is to exercise sound, informed and independent business judgment in overseeing the Company and its strategic direction. Our Trustees are skilled and experienced leaders and currently serve or have served as members of senior management in public and private for profit organizations and law firms, and have also served as government officials and in academia. Our Trustees may be called upon to provide solutions to various complex issues and are expected to, and do, ask hard questions of the Company's officers and advisors. The Board is small, which facilitates informal discussions and communication from management to the Board and among Trustees.

We do not have a Chairman of the Board or a lead Independent Trustee. Our President and Treasurer are not members of the Board, but they regularly attend Board and Board committee meetings, as does our Director of Internal Audit. Other officers of RMR LLC also sometimes attend Board meetings at the invitation of the Board. Special meetings of the Board may be called at any time by any Managing Trustee, the President or pursuant to the request of any two Trustees then in office. Our Managing Trustees, in consultation with the Company's management and the Director of Internal Audit, set the agenda for Board meetings. Other Trustees may suggest agenda items. Discussions at Board meetings are led by the Managing Trustee or Independent Trustee who is most knowledgeable on a subject.

Pursuant to the Company's Governance Guidelines, the Company's Independent Trustees are expected to meet in regularly scheduled meetings at which only Independent Trustees are present. It is expected that these executive sessions may occur at least twice per year. Our Independent Trustees also meet separately with the Company's officers, with the Company's Director of Internal Audit and with the Company's independent auditors. The presiding Trustee for purposes of leading Independent Trustee sessions is the Chair of the Audit Committee, unless the Independent Trustees determine otherwise.

In 2017, the Board held nine meetings. In 2017, each then Trustee attended 75% or more of the aggregate of all meetings of the Board and the committees on which he or she served. All of the then Trustees attended last year's annual meeting of shareholders. The Company's policy with respect to Board members' attendance at meetings of the Board and annual meetings of shareholders can be found in the Company's Governance Guidelines, the full text of which appears at the Company's website, www.govreit.com.

GOVERNMENT PROPERTIES INCOME TRUST     2018 Proxy Statement    27

Independence of Trustees

Under the corporate governance listing standards of the Nasdaq, the Board must consist of a majority of Independent Trustees. To be considered independent:

  •
  a trustee must not have a disqualifying relationship, as defined in the corporate governance section of the Nasdaq rules; and

  •
  the Board must affirmatively determine that the trustee otherwise has no relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a trustee. To facilitate the trustee independence assessment process, the Board has adopted written Governance Guidelines as described below.

Our Bylaws also require that a majority of the Board be Independent Trustees. Under our Bylaws, Independent Trustees are Trustees who are not employees of RMR LLC, are not involved in the Company's day to day activities and who meet the qualifications of independent directors under the applicable rules of the Nasdaq and the SEC.

The Board affirmatively determines whether Trustees have a direct or indirect material relationship with the Company, including the Company's subsidiaries, other than serving as the Company's Trustees or trustees or directors of the Company's subsidiaries. In making independence determinations, the Board observes the Nasdaq and SEC criteria, as well as the criteria set forth in our Bylaws. When assessing a Trustee's relationship with the Company, the Board considers all relevant facts and circumstances, not merely from the Trustee's standpoint, but also from that of the persons or organizations with which the Trustee has an affiliation. Based on this review, the Board has determined that Barbara D. Gilmore, John L. Harrington, Elena B. Poptodorova and Jeffrey P. Somers currently qualify as independent trustees under applicable Nasdaq and SEC criteria and as Independent Trustees under our Bylaws. In making these independence determinations, the Board reviewed and discussed additional information provided by the Trustees and the Company with regard to each of the Trustees' relationships with the Company, RMR Inc. or RMR LLC and the other companies to which RMR LLC or its subsidiaries provide management services. The Board has concluded that none of these four Trustees possessed or currently possesses any relationship that could impair his or her judgment in connection with his or her duties and responsibilities as a Trustee or that could otherwise be a direct or indirect material relationship under applicable Nasdaq and SEC standards.

Board Committees

The Board has an Audit Committee, Compensation Committee and Nominating and Governance Committee. The Audit Committee, Compensation Committee and Nominating and Governance Committee have each adopted a written charter, which is available on the Company's website, www.govreit.com, by clicking on "Investors," then clicking on "Governance" and then clicking on "Governance Documents." Shareholders may also request copies free of charge by writing to Investor Relations, Government Properties Income Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

Our Audit Committee, Compensation Committee and Nominating and Governance Committee are comprised entirely of Independent Trustees, and an Independent Trustee serves as Chair of each committee. The Director of Internal Audit, with the assistance of Company management, proposes the agenda for committee meetings under the oversight and direction of the Committee Chairs. Additionally, the charter of each of our Audit Committee, Compensation Committee and Nominating and Governance Committee provides that the committee may form and delegate authority to subcommittees of one or more

28    GOVERNMENT PROPERTIES INCOME TRUST     2018 Proxy Statement

members when appropriate. Subcommittees are subject to the provisions of the applicable committee's charter. Additional information about the committees is provided below.

Audit Committee

John L. Harrington Committee Chair

"The Audit Committee is dedicated to maintaining the integrity of the Company's financial reporting; monitoring and mitigating the Company's financial risk exposure; selecting, assessing the independence and performance of, and working productively with, the Company's independent auditors; overseeing and collaborating with the Company's internal audit function; and monitoring the Company's legal and regulatory compliance."

Additional Committee Members: Barbara D. Gilmore, Elena B. Poptodorova and Jeffrey P. Somers
Meetings Held in 2017: 7

Purpose and Primary Responsibilities:
The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act. The purpose of the Audit Committee is to assist the Board in fulfilling its responsibilities for oversight of: (1) the Company's accounting and financial reporting processes; (2) the audits of the Company's financial statements and internal control over financial reporting; (3) the Company's compliance with legal and regulatory requirements; and (4) the Company's internal audit function generally. The Audit Committee takes a leading role in helping the Board fulfill its responsibilities for oversight of the Company's financial reporting, internal audit function, risk management and the Company's compliance with legal and regulatory requirements. Under its charter, the Audit Committee is directly responsible for the appointment, compensation, retention and oversight, and the evaluation of the qualifications, performance and independence, of the Company's independent auditor and the resolution of disagreements between management and the independent auditor regarding financial reporting. The Audit Committee reviews the overall audit scope and plans of the audit with the independent auditor. The independent auditor reports directly to the Audit Committee. The Audit Committee also has final authority and responsibility for the appointment and assignment of duties to the Director of Internal Audit. The Audit Committee also reviews with management and the independent auditors the Company's quarterly reports on Form 10-Q, annual reports on Form 10-K and earnings releases. The Audit Committee reviews and assesses the adequacy of its charter at least annually and, when appropriate, recommends changes to the Board.

Independence:
Each member of the Audit Committee meets the independence requirements of the Nasdaq, the Exchange Act and the Company's Governance Guidelines.

Financial Literacy and Expert:
Each member of the Audit Committee is financially literate, knowledgeable and qualified to review financial statements. The Board has determined that Mr. Harrington is the Audit Committee's "financial expert" and is independent as defined by the rules of the SEC and the Nasdaq. The Board's determination that Mr. Harrington is a financial expert was based on his experience as: (i) executive director of a large charitable organization; (ii) chief executive officer of a major professional sports business; (iii) a member of the Audit Committee and of the audit committees of other public companies; (iv) a certified public accountant; (v) a director of a large national bank; and (vi) a college assistant professor of accounting.

GOVERNMENT PROPERTIES INCOME TRUST     2018 Proxy Statement    29

Compensation Committee

Barbara D. Gilmore Committee Chair

"The Compensation Committee regularly evaluates the Company's compensation practices and considers the incentives and risks associated with the Company's compensation practices."

Additional Committee Members: John L. Harrington, Elena B. Poptodorova and Jeffrey P. Somers
Meetings Held in 2017: 5

Purpose and Primary Responsibilities:
The purpose of the Compensation Committee is to discharge directly, or assist the Board in discharging, its responsibilities related to: (1) the evaluation of the performance and compensation of the business and property management services provider to the Company, the President, the Treasurer and any other executive officer of the Company and the Director of Internal Audit of the Company; (2) the compensation of the Trustees; and (3) the approval, evaluation and administration of any equity compensation plans of the Company. Under its charter, the Compensation Committee is responsible for the determination and approval of any compensation payable by the Company to the President, the Treasurer and any other executive officer of the Company based on such evaluation. The Compensation Committee is also responsible for the evaluation and recommendation to the Board of the cash compensation payable by the Company to the Trustees for Board and committee service and the annual evaluation of the performance of the Director of Internal Audit and the determination of his or her compensation. In addition, the Compensation Committee is responsible for the annual review of any business and property management agreement of the Company with the business and property management services provider to the Company, the proposal and approval of amendments to or termination of any business and property management agreement of the Company with any such provider to the Company and the review of amounts payable by the Company under any such management agreement.

Independence:
Each member of the Compensation Committee meets the independence requirements of the Nasdaq, the Exchange Act and the Company's Governance Guidelines.

30    GOVERNMENT PROPERTIES INCOME TRUST     2018 Proxy Statement

Nominating and Governance Committee

Jeffrey P. Somers Committee Chair

"The Nominating and Governance Committee regularly evaluates the Board's leadership structure and corporate governance to promote the best long term interests of the Company."

Additional Committee Members: Barbara D. Gilmore, John L. Harrington and Elena B. Poptodorova
Meetings Held in 2017: 1

Purpose and Primary Responsibilities:
The principal purposes of the Nominating and Governance Committee are: (1) to identify individuals qualified to become Board members, consistent with criteria approved by the Board, and to recommend candidates to the entire Board for nomination or selection as Board members for each annual meeting of shareholders (or special meeting of shareholders at which Trustees are to be elected) or when vacancies occur; (2) to perform certain assessments of the Board and Company management; and (3) to develop and recommend to the Board a set of governance principles applicable to the Company. Under its charter, the Nominating and Governance Committee is also responsible for overseeing the evaluation of Company management to the extent not overseen by the Compensation Committee or another committee of the Board.

Independence:
Each member of the Nominating and Governance Committee meets the independence requirements of the Nasdaq, the Exchange Act and the Company's Governance Guidelines.

GOVERNMENT PROPERTIES INCOME TRUST     2018 Proxy Statement    31

Board Oversight of Risk

The Board is elected by shareholders to oversee the Company's business and long term strategy. As part of fulfilling its responsibilities, the Board oversees the safeguarding of the assets of the Company, the maintenance of appropriate financial and other internal controls and the Company's compliance with applicable laws and regulations. Inherent in these responsibilities is the Board's understanding and oversight of the various risks facing the Company. The Board considers that risks should not be viewed in isolation and should be considered in virtually every business decision and as part of the Company's business strategy.

Oversight of Risk

  •
  The Board oversees risk management.

  •
  Board committees play significant roles in carrying out the risk oversight function.

  •
  RMR LLC implements risk management and the Company's officers and Director of Internal Audit help evaluate and implement risk management.

The Board oversees risk as part of its general oversight of the Company. Oversight of risk is addressed as part of various Board and Board committee activities and through regular and special Board and Board committee meetings. The actual day to day business of the Company is conducted by RMR LLC, and RMR LLC and the Company's officers and Director of Internal Audit are responsible to incorporate risk management in their activities. The Company's Director of Internal Audit provides the Company advice and assistance with the Company's risk management function.

In discharging their oversight responsibilities, the Board and Board committees review regularly a wide range of reports provided to them by RMR LLC and other service providers, including:

  •
  reports on market and industry conditions;

  •
  operating and regulatory compliance reports;

  •
  financial reports;

  •
  reports on risk management activities;

  •
  regulatory and legislative updates that may impact the Company;

  •
  reports on the security of the Company's information technology processes and the Company's data; and

  •
  legal proceedings updates and reports on other business related matters.

The Board and Board committees discuss these matters among themselves and with representatives of RMR LLC, officers of the Company, the Director of Internal Audit, counsel and the Company's independent auditors.

The Audit Committee takes a leading role in helping the Board fulfill its responsibilities for oversight of the Company's financial reporting, internal audit function, risk management and the Company's compliance with legal and regulatory requirements. The Audit Committee meets at least quarterly and reports its findings to the Board. The Board and Audit Committee review periodic reports from the Company's independent auditors regarding potential risks, including risks related to the Company's internal control over financial reporting. The Audit Committee also reviews annually, approves and oversees an internal audit plan developed by the Company's Director of Internal Audit with the goal of helping the Company systematically evaluate the effectiveness of its risk management, control and governance processes. The Audit Committee also meets periodically with the Company's Director of Internal Audit to review the

32    GOVERNMENT PROPERTIES INCOME TRUST     2018 Proxy Statement

results of the Company's internal audits, and directs or recommends to the Board actions or changes it determines appropriate to enhance or improve the effectiveness of the Company's risk management.

The Compensation Committee evaluates the performance of the Company's Director of Internal Audit and RMR LLC's performance under the Company's business and property management agreements, including any perceived risks created by compensation arrangements. Also, the Compensation Committee and the Board consider that the Company has a share award program that requires share awards to executive officers to vest over a period of years. The Company believes that the use of share awards vesting over time rather than stock options mitigates the incentives for the Company's management to undertake undue risks and encourages management to make longer term and appropriately risk balanced decisions.

It is not possible to identify all of the risks that may affect the Company or to develop processes and controls to eliminate all risks and their possible effects, and processes and controls employed to address risks may be limited in their effectiveness. Moreover, it is necessary for the Company to bear certain risks to achieve its objectives. As a result of the foregoing and other factors, the Company's ability to manage risk is subject to substantial limitations.

To learn more about the risks facing the Company, you can review the matters discussed in Part I, "Item 1A. Risk Factors" and "Warning Concerning Forward Looking Statements" in our Annual Report. The risks described in the Annual Report are not the only risks facing the Company. Additional risks and uncertainties not currently known or that may currently be deemed to be immaterial also may materially adversely affect the Company's business, financial condition or results of operations in future periods.

Shareholder Engagement

Shareholders may effectively communicate a point of view to the Board in a number of ways, including:

  •
  recommending candidates for election to the Board;

  •
  participating in the advisory vote to approve executive compensation;

  •
  directing communications to individual Trustees or the entire Board; and

  •
  attending the annual meeting of shareholders.

Communication with the Board

The Board has established a process to facilitate communication by shareholders and other interested parties with Trustees. Communications should be addressed to Trustees in care of the Secretary, Government Properties Income Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or by email to secretary@govreit.com.

Code of Business Conduct and Ethics

The Company has adopted the Code to, among other things, provide guidance to our Trustees and officers and RMR LLC, its officers and employees and its parent's and subsidiaries' directors, officers and employees to ensure compliance with applicable laws and regulations.

The Company's shareholders, Trustees, executive officers and persons involved in the Company's business can ask questions about the Code and other ethics and compliance issues, or report potential violations as follows: by writing to the Director of Internal Audit at Government Properties Income Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458; by calling toll free (866) 511-5038; by emailing Internal.Audit@govreit.com; or by filling out a report by visiting the Company's website, www.govreit.com, clicking "Investors," clicking "Governance" and then clicking "Governance Hotline." We intend to satisfy the requirements under Item 5.05 of Form 8-K regarding

GOVERNMENT PROPERTIES INCOME TRUST     2018 Proxy Statement    33

disclosure of amendments to, or waivers from, provisions of our Code that apply to the principal executive officer, principal financial officer or controller, or persons performing similar functions, by posting such information on our website.

Governance Guidelines

Trustee Share Ownership Policy.    All Trustees receive compensation in Common Shares to align the interests of Trustees with those of the Company's shareholders. The Company's Governance Guidelines codify our expectation that, subject to certain exemptions, each Trustee retain at least 20,000 Common Shares by the later of: (i) the date of the 2019 annual meeting of shareholders of the Company and (ii) five years from the annual meeting of shareholders of the Company at which the Trustee was initially elected or, if earlier, the first annual meeting of shareholders of the Company following the initial appointment of the Trustee to the Board.

Trustee Resignation Policy.    The Governance Guidelines provide that if an incumbent Trustee does not receive a majority of the votes cast in an uncontested election, the Trustee will submit an offer to resign from the Board. In such circumstance, the Nominating and Governance Committee will make a recommendation to the Board on whether to accept or reject the resignation offer, or whether other action should be taken. The Board will act on the resignation offer taking into account the recommendation of the Nominating and Governance Committee and make its decision within 90 days following the certification of the election results.

Trading Policies

Pursuant to the Company's insider trading policy, Trustees and executive officers are required to obtain pre-approval from at least two designated individuals before trading or agreeing to trade in, including by entering into a share trading plan such as a 10b5-1 trading plan, with respect to any Company security, except for regular reinvestments in the Company's securities made pursuant to a dividend reinvestment plan.

The Company's insider trading policy generally prohibits (i) the Company's Trustees and officers, (ii) the trustees and officers of the Company's subsidiaries, (iii) RMR Inc. and its directors and officers and (iv) RMR LLC and its officers and employees, to the extent they are involved in RMR LLC's services to the Company, from, directly or indirectly through family members or others, purchasing or selling Common Shares or the Company's other equity or debt securities while in possession of material, non-public information concerning the Company. Similar prohibitions also apply to trading in the securities of RMR Inc. and the other public companies to which RMR LLC provides management services on the basis of material, non-public information learned in the course of performing services for those companies.

Sustainability

The Company's business strategy incorporates and values environmental sustainability principles. The Company seeks to operate its properties in a manner that improves the environmental efficiency of their operations. The Company regularly considers ways to improve the Company's internal culture and the communities in which it operates. The Company's environmental sustainability and community engagement strategies are primarily implemented by its manager, RMR LLC, and focus on a complementary set of objectives, including the following:

  •
  Responsible Investment: During the acquisition of properties, RMR LLC assesses, among other things, environmental sustainability opportunities and climate related risks as part of the due diligence process. The Company regularly seeks to invest in sustainability practices that improves environmental performance and enhances asset value.

34    GOVERNMENT PROPERTIES INCOME TRUST     2018 Proxy Statement

  •
  Environmental Stewardship: The Company, through RMR LLC, seeks to improve the environmental footprint of its properties, including by reducing energy consumption and water usage at the Company's properties, especially when doing so may reduce operating costs and improve the properties' competitive positions.

  •
  Corporate Citizenship: The Company seeks to be a responsible corporate citizen and to strengthen the communities in which it owns properties. The Company has no employees but the Company's manager, RMR LLC, regularly encourages its employees to engage in a variety of charitable and community programs, including participation in a company wide service day and a matching charitable giving program.

To learn more about the Company's and RMR LLC's sustainability initiatives, visit http://www.govreit.com/sustainability/default.aspx and http://www.rmrgroup.com/corporate-sustainbility.

Executive Compensation Policies

See the "Compensation Discussion and Analysis" beginning on page 44 for a detailed discussion of the Company's executive compensation program.

Shareholder Nominations and Other Proposals

Trustee Nominations and Shareholder Proposals for the 2019 Annual Meeting of Shareholders:    In order for a shareholder to propose a nominee for election to the Board or propose business outside of Rule 14a-8 under the Exchange Act at the 2019 annual meeting of shareholders, the shareholder must comply with the advance notice and other requirements set forth in our Declaration of Trust and Bylaws, which include, among other things, requirements as to the shareholder's timely delivery of advance notice, continuous requisite ownership of Common Shares, holding of a share certificate for such shares at the time of the advance notice and submission of specified information.

Deadline to Submit Nominations and Proposals for the 2019 Annual Meeting of Shareholders under our Bylaws:    To be timely, shareholder nominations and proposals intended to be made outside of Rule 14a-8 under the Exchange Act at the 2019 annual meeting of shareholders must be received by the Company's Secretary at the Company's principal executive offices, in accordance with the requirements of our Declaration of Trust and Bylaws, not later than 5:00 p.m., Eastern time, on December 5, 2018 and not earlier than November 5, 2018; provided, that, if the date of the 2019 annual meeting of shareholders is more than 30 days earlier or later than May 24, 2019, then a shareholder's notice must be so delivered not later than 5:00 p.m., Eastern time, on the tenth day following the earlier of the day on which (i) notice of the date of the 2019 annual meeting of shareholders is mailed or otherwise made available or (ii) public announcement of the date of the 2019 annual meeting of shareholders is first made by the Company.

Deadline to Submit Proposals for the 2019 Annual Meeting of Shareholders for Purposes of Rule 14a-8:    Shareholder proposals pursuant to Rule 14a-8 under the Exchange Act must be received at the Company's principal executive offices on or before December 5, 2018 in order to be eligible to be included in the proxy statement for the 2019 annual meeting of shareholders; provided, that, if the date of the 2019 annual meeting of shareholders is more than 30 days before or after May 24, 2019, such a proposal must be submitted within a reasonable time before the Company begins to print its proxy materials. Under Rule 14a-8, the Company is not required to include shareholder proposals in its proxy materials in certain circumstances or if conditions specified in the rule are not met.

The foregoing description of the requirements for a shareholder to propose a nomination for election to the Board at an annual meeting of shareholders or other business for consideration at an annual meeting of shareholders is only a summary and is not a complete listing of all requirements. Copies of our Declaration of Trust and Bylaws, including the requirements for shareholder nominations and other proposals, may be obtained by writing to the Company's Secretary at Government Properties Income Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or from the

GOVERNMENT PROPERTIES INCOME TRUST     2018 Proxy Statement    35

SEC's website, www.sec.gov. Any shareholder considering making a nomination or other proposal should carefully review and comply with those provisions.

Related Person Transactions

The descriptions of agreements in this "Related Person Transactions" section do not purport to be complete and are subject to, and qualified in their entirety by, reference to the actual agreements, copies of certain of which are filed as exhibits to the Annual Report.

A "related person transaction" is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which (i) the Company was, is or will be a participant, (ii) the amount involved exceeds $120,000 and (iii) any related person had, has or will have a direct or indirect material interest.

A "related person" means any person who is, or at any time since January 1, 2017 was:

  •
  a Trustee, a nominee for Trustee or an executive officer of the Company;

  •
  known to the Company to be the beneficial owner of more than 5.0% of the outstanding Common Shares when a transaction in which such person had a direct or indirect material interest occurred or existed;

  •
  an immediate family member of any of the persons referenced in the preceding two bullets, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of any of the persons referenced in the preceding two bullets, and any person (other than a tenant or employee) sharing the household of any of the persons referenced in the preceding two bullets; or

  •
  a firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a 10.0% or greater beneficial ownership interest.

The Company has adopted written Governance Guidelines that describe the consideration and approval of related person transactions. Under these Governance Guidelines, the Company may not enter a transaction in which any Trustee or executive officer, any member of the immediate family of any Trustee or executive officer or other related person, has or will have a direct or indirect material interest unless that transaction has been disclosed or made known to the Board and the Board reviews and approves or ratifies the transaction by the affirmative vote of a majority of the disinterested Trustees, even if the disinterested Trustees constitute less than a quorum. If there are no disinterested Trustees, the transaction must be reviewed, authorized and approved or ratified by both (i) the affirmative vote of a majority of the Board and (ii) the affirmative vote of a majority of the Independent Trustees. In determining whether to approve or ratify a transaction, the Board, or disinterested Trustees or Independent Trustees, as the case may be, also act in accordance with any applicable provisions of the Company's Declaration of Trust and Bylaws and consider all of the relevant facts and circumstances and approve only those transactions that they determine are fair and reasonable to the Company. All related person transactions described below were reviewed and approved or ratified by a majority of the disinterested Trustees or otherwise in accordance with the Company's policies, Declaration of Trust and Bylaws, each as described above. In the case of transactions with the Company by employees of RMR Inc. and its subsidiaries who are subject to the Code but who are not Trustees or executive officers of the Company, the employee must seek approval from an executive officer who has no interest in the matter for which approval is being requested. Copies of the Company's Governance Guidelines and the Code are available on the Company's website, www.govreit.com.

36    GOVERNMENT PROPERTIES INCOME TRUST     2018 Proxy Statement

Certain Related Person Transactions

Relationships with RMR LLC and Others Related to It.    The Company has relationships and historical and continuing transactions with RMR LLC, RMR Inc. and others related to them. RMR LLC is a majority owned subsidiary of RMR Inc. Adam D. Portnoy, one of our Managing Trustees, is the sole trustee of, and owns beneficial interest in, ABP Trust, the controlling shareholder of RMR Inc. A former Managing Trustee of the Company, Barry M. Portnoy, served as a trustee of, and owned a majority of the beneficial interest in, ABP Trust until his death on February 25, 2018. Adam D. Portnoy is a managing director and an officer of RMR Inc. and is an officer of ABP Trust and RMR LLC. Adam D. Portnoy, as the sole trustee of ABP Trust, beneficially owns all the class A membership units of RMR LLC not owned by RMR Inc. Barry M. Portnoy served as a Managing Trustee of the Company and as a managing director and an officer of RMR Inc. and an officer of RMR LLC until his death on February 25, 2018. Mark L. Kleifges, the other current Managing Trustee of the Company, also serves as an officer of RMR LLC. Each of the Company's executive officers is also an officer and employee of RMR LLC. Adam D. Portnoy serves, and until his death Barry M. Portnoy served, as a managing trustee or managing director of all of the public companies to which RMR LLC or its subsidiaries provide management services and Mark L. Kleifges serves as a managing trustee of one of those companies. The Company's Independent Trustees also serve as independent trustees or independent directors of other public companies to which RMR LLC or its subsidiaries provide management services. In addition, officers of RMR LLC and RMR Inc. serve as the Company's officers and officers of other companies to which RMR LLC or its subsidiaries provide management services.

The Company has no employees. The personnel and various services the Company requires to operate its business are provided to it by RMR LLC. The Company has two agreements with RMR LLC to provide management services to the Company: (i) a business management agreement, which relates to the Company's business generally, and (ii) a property management agreement, which relates to the Company's property level operations, both of which are described below, see "—Management Agreements With RMR LLC."

Interest in RMR Inc.    The Company currently holds 1,214,225 shares of class A common stock of RMR Inc., the parent and managing member of RMR LLC. The Company, SIR and two Other RMR Managed REITs, HPT and SNH, acquired shares of class A common stock of RMR Inc. in a transaction completed on June 5, 2015 (the "Up-C Transaction"). Through their ownership of class A common stock of RMR Inc., class B-1 common stock of RMR Inc., class B-2 common stock of RMR Inc. and class A membership units of RMR LLC, as of February 1, 2018, Adam D. Portnoy and Barry M. Portnoy, in aggregate held, directly and indirectly (including as trustees of ABP Trust), a 51.9% economic interest in RMR LLC and controlled 91.4% of the voting power of outstanding capital stock of RMR Inc. As part of the Up-C Transaction, on June 5, 2015, the Company entered into a registration rights agreement with RMR Inc. covering the class A common stock of RMR Inc. that the Company received in the Up-C Transaction, pursuant to which the Company received demand and piggyback registration rights, subject to certain limitations, and the Company entered into a lock up and registration rights agreement with ABP Trust and Adam D. Portnoy and Barry M. Portnoy pursuant to which ABP Trust and Adam D. Portnoy and Barry M. Portnoy agreed not to transfer the 700,000 Common Shares that ABP Trust received in the Up-C Transaction for a 10 year period ending on June 5, 2025, and the Company granted them certain registration rights, subject to certain exceptions.

Management Agreements with RMR LLC.    The Company's management agreements with RMR LLC provide for an annual base management fee, an annual incentive management fee and property management and construction supervision fees, payable in cash, among other terms:

  •
  Base Management Fee.  The annual base management fee payable to RMR LLC by the Company for each applicable period is equal to the lesser of:

  ◦
  the sum of (a) 0.5% of the average aggregate historical cost of the real estate assets acquired from a REIT to which RMR LLC provided business management or property management services (the "Transferred Assets"), plus (b) 0.7% of the average aggregate historical cost of the Company's real estate investments excluding the Transferred Assets up to $250.0 million, plus (c) 0.5% of the average aggregate historical cost of the Company's real estate investments excluding the Transferred Assets exceeding $250.0 million; and

GOVERNMENT PROPERTIES INCOME TRUST     2018 Proxy Statement    37

    ◦
    the sum of (a) 0.7% of the average closing price per share of the Common Shares on the stock exchange on which such Common Shares are principally traded during such period, multiplied by the average number of the Common Shares outstanding during such period, plus the daily weighted average of the aggregate liquidation preference of each class of the Company's preferred shares outstanding during such period, plus the daily weighted average of the aggregate principal amount of the Company's consolidated indebtedness during such period (together, the "Company's Average Market Capitalization") up to $250.0 million, plus (b) 0.5% of the Company's Average Market Capitalization exceeding $250.0 million.

    The average aggregate historical cost of the Company's real estate investments includes its consolidated assets invested, directly or indirectly, in equity interests in or loans secured by real estate and personal property owned in connection with such real estate (including acquisition related costs and costs which may be allocated to intangibles or are unallocated), all before reserves for depreciation, amortization, impairment charges or bad debts or other similar non-cash reserves; provided, however, the Company does not include its ownership of SIR common shares as part of the Company's real estate investments for purposes of calculating the Company's base management fee due to RMR LLC since SIR pays separate business management fees to RMR LLC.

  •
  Incentive Management Fee.  The incentive management fee which may be earned by RMR LLC for an annual period is calculated as follows:

  ◦
  An amount, subject to a cap, based on the value of the outstanding Common Shares, equal to 12.0% of the product of:

    -
    the Company's equity market capitalization on the last trading day of the year immediately prior to the relevant three year measurement period, and

    -
    the amount (expressed as a percentage) by which the total return per share, as defined in the business management agreement and further described below, of the holders of Common Shares (i.e., share price appreciation plus dividends) exceeds the total shareholder return of the SNL U.S. REIT Equity Index, or the benchmark return per share, for the relevant measurement period.

    For purposes of the total return per share of the holders of Common Shares, share price appreciation for a measurement period is determined by subtracting (1) the closing price of our common shares on the Nasdaq on the last trading day of the year immediately before the first year of the measurement period from (2) the average closing price of our common shares on the 10 consecutive trading days having the highest average closing prices during the final 30 trading days in the last year of the measurement period.

    ◦
    The calculation of the incentive management fee (including the determinations of our equity market capitalization and the total return per share of holders of Common Shares) is subject to adjustments if additional Common Shares are issued during the measurement period.

    ◦
    No incentive management fee is payable by the Company unless its total return per share during the measurement period is positive.

    ◦
    The measurement periods are three year periods ending with the year for which the incentive management fee is being calculated.

    ◦
    If the Company's total return per share exceeds 12.0% per year in any measurement period, the benchmark return per share is adjusted to be the lesser of the total shareholder return of the SNL U.S. REIT Equity Index for such measurement period and 12.0% per year, or the adjusted benchmark return per share. In instances where the adjusted benchmark return per

38    GOVERNMENT PROPERTIES INCOME TRUST     2018 Proxy Statement

      share applies, the incentive management fee will be reduced if the Company's total return per share is between 200 basis points and 500 basis points below the SNL U.S. REIT Equity Index by a low return factor, as defined in the business management agreement, and there will be no incentive management fee paid if, in these instances, the Company's total return per share is more than 500 basis points below the SNL U.S. REIT Equity Index.

    ◦
    The incentive management fee is subject to a cap. The cap is equal to the value of the number of Common Shares which would, after issuance, represent 1.5% of Common Shares then outstanding multiplied by the average closing price of Common Shares during the 10 consecutive trading days having the highest average closing prices during the final 30 trading days of the relevant measurement period.

    ◦
    Incentive management fees the Company paid to RMR LLC for any period may be subject to "clawback" if the Company's financial statements for that period are restated due to material non-compliance with any financial reporting requirements under the securities laws as a result of the bad faith, fraud, willful misconduct or gross negligence of RMR LLC and the amount of the incentive management fee the Company paid was greater than the amount the Company would have paid based on the restated financial statements.

  •
  Property Management and Construction Supervision Fees.  The property management fees payable to RMR LLC by the Company for each applicable period are equal to 3.0% of gross collected rents and the construction supervision fees payable to RMR LLC by the Company for each applicable period are equal to 5.0% of construction costs.

Pursuant to the Company's business management agreement with RMR LLC, the Company recognized business management fees of approximately $12.5 million for the year ended December 31, 2017, which amount reflects a reduction of approximately $0.6 million for the amortization of the liability the Company recorded in accordance with generally accepted accounting principles in connection with the Up-C Transaction. No incentive management fee was payable to RMR LLC under the Company's business management agreement for the year ended December 31, 2017.

Pursuant to the Company's property management agreement with RMR LLC, the Company recognized aggregate net property management and construction supervision fees of approximately $11.6 million for the year ended December 31, 2017, which amount reflects a reduction of approximately $0.5 million for the amortization of the liability the Company recorded in accordance with generally accepted accounting principles in connection with the Up-C Transaction.

  •
  Expense Reimbursement.  The Company is generally responsible for all of its operating expenses, including certain expenses incurred by RMR LLC on its behalf. The Company's property level operating expenses are generally incorporated into rents charged to its tenants, including certain payroll and related costs incurred by RMR LLC. The Company reimbursed RMR LLC approximately $15.0 million for property management related expenses for the year ended December 31, 2017. The Company is generally not responsible for payment of RMR LLC's employment, office or administrative expenses incurred to provide management services to the Company, except for the employment and related expenses of RMR LLC's employees assigned to work exclusively or partly at the Company's properties, its share of the wages, benefits and other related costs of centralized accounting personnel and its share of RMR LLC's costs for providing the Company's internal audit function. The Audit Committee appoints the Company's Director of Internal Audit and the Compensation Committee approves the costs of the Company's internal audit function. The amounts recognized as expense for internal audit costs were approximately $0.3 million for the year ended December 31, 2017.

  •
  Term.  The Company's management agreements with RMR LLC have terms that end on December 31, 2037, and automatically extend on December 31st of each year for an additional

GOVERNMENT PROPERTIES INCOME TRUST     2018 Proxy Statement    39

    year, so that the terms of its management agreements thereafter end on the 20th anniversary of the date of the extension.

  •
  Termination Rights.  The Company has the right to terminate one or both of its management agreements with RMR LLC: (i) at any time on 60 days' written notice for convenience, (ii) immediately on written notice for cause, as defined therein, (iii) on written notice given within 60 days after the end of an applicable calendar year for a performance reason, as defined therein, and (iv) by written notice during the 12 months following a change of control of RMR LLC, as defined therein. RMR LLC has the right to terminate the management agreements for good reason, as defined therein.

  •
  Termination Fee.  If the Company terminates one or both of its management agreements with RMR LLC for convenience, or if RMR LLC terminates one or both of its management agreements for good reason, the Company has agreed to pay RMR LLC a termination fee in an amount equal to the sum of the present values of the monthly future fees, as defined therein, for the terminated management agreement(s) for the term that was remaining prior to such termination, which, depending on the time of termination would be between 19 and 20 years. If the Company terminates one or both of its management agreements with RMR LLC for a performance reason, the Company has agreed to pay RMR LLC the termination fee calculated as described above, but assuming a 10 year term was remaining prior to the termination. The Company is not required to pay any termination fee if it terminates its management agreements with RMR LLC for cause or as a result of a change of control of RMR LLC.

  •
  Transition Services.  RMR LLC has agreed to provide certain transition services to the Company for 120 days following an applicable termination by the Company or notice of termination by RMR LLC, including cooperating with the Company and using commercially reasonable efforts to facilitate the orderly transfer of the management and real estate investment services provided under its business management agreement and to facilitate the orderly transfer of the management of the managed properties under its property management agreement, as applicable.

  •
  Vendors.  Pursuant to the Company's management agreements with RMR LLC, RMR LLC may from time to time negotiate on the Company's behalf with certain third party vendors and suppliers for the procurement of goods and services to the Company. As part of this arrangement, the Company may enter agreements with RMR LLC and other companies to which RMR LLC provides management services for the purpose of obtaining more favorable terms from such vendors and suppliers.

  •
  Investment Opportunities.  Under the Company's business management agreement with RMR LLC, the Company acknowledges that RMR LLC may engage in other activities or businesses and act as the manager to any other person or entity (including other REITs) even though such person or entity has investment policies and objectives similar to the Company's and the Company is not entitled to preferential treatment in receiving information, recommendations and other services from RMR LLC.

Share Awards to RMR LLC Employees.    The Company has historically granted share awards to certain RMR LLC employees under the Company's equity compensation plan. During the year ended December 31, 2017, the Company granted annual share awards of 57,350 Common Shares to the Company's officers and to other employees of RMR LLC valued at approximately $1.1 million, based upon the closing price of the Common Shares on the Nasdaq on the date of grant. One fifth of those share awards vested on the grant date and one fifth vests on each of the next four anniversaries of the grant date. These share awards to such RMR LLC employees are in addition to the share awards granted to Adam D. Portnoy and Barry M. Portnoy, as the Company's then Managing Trustees, and the fees the Company paid to RMR LLC. In 2017, the Company purchased 13,636 Common Shares, at the closing price of the Common Shares on the Nasdaq on the date of purchase, from certain of the Company's trustees and officers and certain other employees of RMR LLC in satisfaction of tax withholding and payment obligations in connection with the vesting of awards of Common Shares.

40    GOVERNMENT PROPERTIES INCOME TRUST     2018 Proxy Statement

On occasion, the Company has entered into arrangements with former employees of RMR LLC in connection with the termination of their employment with RMR LLC, providing for the acceleration of vesting of Common Share awards previously granted to them under the Company's equity compensation plan. Additionally, each of the Company's executive officers during 2017 received share awards of other companies to which RMR LLC or its subsidiaries provide management services, including SIR, in their capacities as officers or employees of RMR LLC.

Leases with RMR LLC.    The Company leases office space to RMR LLC in certain of the Company's properties for RMR LLC's property management offices. Pursuant to the Company's lease agreements with RMR LLC, the Company recognized rental income from RMR LLC for leased office space of approximately $0.3 million for the year ended December 31, 2017. The Company's office space leases with RMR LLC are terminable by RMR LLC if the Company's management agreements with RMR LLC are terminated.

Other.    The Company has in the past held, and likely will in the future hold, business meetings at hotels operated by Sonesta, which is owned in part by one of the Company's Managing Trustees, Adam D. Portnoy, and the remainder was owned by Barry M. Portnoy until his death and which manages certain hotels owned by HPT, and the Company's Trustees and officers have in the past stayed, and are likely in the future to stay, overnight at hotels operated by Sonesta when traveling for Company business. The Company pays Sonesta for the use of meeting space and related services and pays Sonesta or reimburses the Company's Trustees and officers for the costs of these hotel stays.

Relationship with SIR.    The Company is SIR's largest shareholder, owning approximately 27.8% of SIR's outstanding common shares as of December 31, 2017 and February 1, 2018. RMR LLC provides management services to both the Company and SIR. One of the Company's Managing Trustees, Adam D. Portnoy, is, and Barry M. Portnoy was, also a managing trustee of SIR. One of the Company's Independent Trustees also serves as an independent trustee of SIR and the Company's President and Chief Operating Officer also serves as a managing trustee and the president and chief operating officer of SIR.

Relationship with AIC.    The Company, ABP Trust, SIR and four other companies to which RMR LLC provides management services currently own AIC, an Indiana insurance company, in equal amounts and are parties to a shareholders agreement regarding AIC.

All of the Company's Trustees (other than Mark L. Kleifges) and most of the trustees and directors of the other AIC shareholders currently serve on the board of directors of AIC. RMR LLC provides management and administrative services to AIC pursuant to a management and administrative services agreement with AIC. Pursuant to this agreement, AIC pays RMR LLC a service fee equal to 3.0% of the total annual net earned premiums payable under then active policies issued or underwritten by AIC or by a vendor or an agent of AIC on its behalf or in furtherance of AIC's business.

The Company and the other AIC shareholders participate in a combined property insurance program arranged and insured or reinsured in part by AIC. The Company paid aggregate annual premiums, including taxes and fees, of approximately $0.8 million in connection with this insurance program for the policy year ending June 30, 2018, which amount may be adjusted from time to time as the Company acquires or disposes of properties that are included in this insurance program.

Directors' and Officers' Liability Insurance.    The Company, RMR Inc. and certain other companies to which RMR LLC or its subsidiaries provide management services, including SIR, participate in a combined directors' and officers' liability insurance policy. This combined policy expires in September 2019. The Company paid an aggregate premium of approximately $0.1 million for this policy.

The foregoing descriptions of the Company's agreements with RMR Inc., RMR LLC, AIC and other related persons are summaries and are qualified in their entirety by the terms of the agreements. A further description of the terms of certain of those agreements is included in the Annual Report. In addition, copies of certain of the agreements evidencing these relationships are filed with the SEC and may be obtained from the SEC's website, www.sec.gov. The Company may engage in additional transactions with related persons, including businesses to which RMR LLC or its subsidiaries provide management services.

GOVERNMENT PROPERTIES INCOME TRUST     2018 Proxy Statement    41

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Executive officers, Trustees and certain persons who own more than 10.0% of the outstanding Common Shares are required by Section 16(a) of the Exchange Act and related regulations:

  •
  to file reports of their ownership of Common Shares with the SEC and the Nasdaq; and

  •
  to furnish the Company with copies of the reports.

To the Company's knowledge, based solely on review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2017, our executive officers, Trustees and greater than 10.0% beneficial owners timely filed all required Section 16(a) reports.

OWNERSHIP OF EQUITY SECURITIES OF THE COMPANY

Trustees and Executive Officers

The following table sets forth information regarding the beneficial ownership of then outstanding Common Shares by each Trustee nominee, each Trustee, each of our named executive officers, and our Trustees, Trustee nominees and executive officers as a group, all as of April 4, 2018. Unless otherwise noted, to the Company's knowledge, voting power and investment power in the Common Shares are exercisable solely by the named person and the principal business address of the named person is c/o Government Properties Income Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

Name and Address	Aggregate Number of Shares Beneficially Owned	Percent of Outstanding Shares*	Additional Information

Adam D. Portnoy	1,176,748	1.19%	Includes 761,781 Common Shares owned by ABP Trust. Voting and investment power with respect to Common Shares owned by ABP Trust may be deemed to be held by Adam D. Portnoy as ABP Trust's sole trustee.
David M. Blackman	47,529	Less than 1%
Mark L. Kleifges	43,288	Less than 1%
Barbara D. Gilmore	22,250	Less than 1%	Includes 3,000 Common Shares owned by Ms. Gilmore's husband.
John L. Harrington	19,250	Less than 1%	Includes 19,250 Common Shares owned by the John L. Harrington Revocable Trust. Mr. Harrington may be deemed to hold voting and investment power as a trustee and beneficiary of the John L. Harrington Revocable Trust.
Jeffrey P. Somers	19,250	Less than 1%
Elena B. Poptodorova	2,550	Less than 1%

All Trustees and executive officers as a group (seven persons)	1,330,865	1.34%

*
Based on 99,144,538 Common Shares outstanding as of the Record Date, February 1, 2018.

42    GOVERNMENT PROPERTIES INCOME TRUST     2018 Proxy Statement

Principal Shareholders

Set forth in the table below is information about the number of shares held by persons the Company knows to be the beneficial owners of more than 5.0% of the Common Shares.

Name and Address	Aggregate Number of Shares Beneficially Owned*	Percent of Outstanding Shares**	Additional Information

The Vanguard Group, Inc. ("Vanguard") 100 Vanguard Boulevard Malvern, Pennsylvania 19355	18,159,938	18.3%	Based on a Schedule 13G/A filed with the SEC on February 9, 2018, by Vanguard:

•

Vanguard beneficially owns 18,159,938 Common Shares. Vanguard has sole voting power over 213,417 Common Shares, shared voting power over 126,382 Common Shares, sole dispositive power over 17,935,301 Common Shares and shared dispositive power over 224,637 Common Shares.

•

Vanguard Fiduciary Trust Company, a wholly owned subsidiary of Vanguard, beneficially owns 98,255 Common Shares as a result of its serving as investment manager of collective trust accounts.

•

Vanguard Investments Australia, Ltd., a wholly owned subsidiary of Vanguard, beneficially owns 241,544 Common Shares as a result of its serving as investment manager of Australian investment offerings.

Vanguard Specialized Funds— Vanguard REIT Index Fund ("Vanguard REIT") 100 Vanguard Boulevard Malvern, Pennsylvania 19355	6,471,083	6.5%	Based on a Schedule 13G/A filed with the SEC on February 2, 2018, by Vanguard REIT, Vanguard REIT beneficially owns and has sole voting power over 6,471,083 Common Shares and no dispositive power over such Common Shares.

The Company has been advised by Vanguard that the Common Shares reported as beneficially owned by Vanguard REIT are included in the total Common Shares reported as beneficially owned by Vanguard above.

BlackRock, Inc. ("BlackRock") 55 East 52nd Street New York, New York 10055	9,356,557	9.4%	Based on a Schedule 13G/A filed with the SEC on January 23, 2018, by BlackRock:

•

BlackRock beneficially owns and has sole dispositive power over 9,356,557 Common Shares and has sole voting power over 9,210,129 Common Shares.

•

BlackRock is the parent holding company for certain subsidiaries that have acquired the Company's shares and that are listed in the Schedule 13G/A.

*
Beneficial ownership of Vanguard, Vanguard REIT and BlackRock is shown as of December 31, 2017.

**
Our Declaration of Trust places restrictions on the ability of any person or group to acquire beneficial ownership of more than 9.8% of any class of the Company's shares. BlackRock and Vanguard, however, are Excepted Holders, as defined in our Declaration of Trust, and therefore are not subject to this ownership limit, subject to certain limitations. The percentages indicated are based on 99,144,538 Common Shares outstanding as of the Record Date, February 1, 2018.

GOVERNMENT PROPERTIES INCOME TRUST     2018 Proxy Statement    43

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Overview

This Compensation Discussion and Analysis provides a detailed description of the Company's executive compensation philosophy and programs, the compensation decisions the Compensation Committee made under those programs in 2017 and the factors that impacted those decisions. This Compensation Discussion and Analysis discusses the compensation of the Company's "named executive officers" for 2017, who are the officers for whom compensation disclosure is required to be made in this Proxy Statement under SEC rules. For 2017, the Company's named executive officers were:

Name	Title

David M. Blackman	President and Chief Operating Officer
Mark L. Kleifges	Chief Financial Officer and Treasurer

The Company does not have any employees. The Company's manager, RMR LLC, provides services that otherwise would be provided by employees. The Company's named executive officers are employees of RMR LLC. RMR LLC conducts the Company's day to day operations on the Company's behalf and compensates the Company's named executive officers, Messrs. Blackman and Kleifges, directly and in its sole discretion in connection with their services rendered to the Company and to RMR LLC. The Company does not pay its named executive officers salaries or bonuses or provide other compensatory benefits except for the grants of shares under the Company's 2009 Incentive Share Award Plan (the "Share Award Plan"), discussed below. The Company does not reimburse RMR LLC for compensation RMR LLC pays to the Company's named executive officers. Neither of the Company's named executive officers has an employment agreement with the Company. In addition, except for the share award agreements discussed below under "Potential Payments upon Termination or Change in Control," neither of the Company's named executive officers has an agreement that provides for payments or benefits upon or in connection with his termination or a change in control of the Company. Although the Compensation Committee reviews and approves the Company's business management and property management agreements with RMR LLC, it is not involved in compensation decisions made by RMR LLC for its employees other than the employee serving as the Company's Director of Internal Audit. The Company's payments to RMR LLC are described in "Certain Related Person Transactions" beginning on page 37 of this Proxy Statement. For information regarding the compensation paid by RMR LLC and RMR Inc. to the named executive officers of RMR Inc., please see the below "RMR LLC and RMR Inc. Compensation Practices" section and the documents filed by RMR Inc. with the SEC, including its Annual Report on Form 10-K for the fiscal year ended September 30, 2017 and its Proxy Statement on Schedule 14A for its 2018 Annual Meeting of Shareholders. RMR Inc.'s filings with the SEC are not incorporated by reference into this Proxy Statement.

Compensation Philosophy

The Company's compensation program for its executive officers consists of grants of shares under the Share Award Plan. The Compensation Committee believes that these share grants recognize the Company's executive officers' scope of responsibilities, reward demonstrated performance and leadership, motivate future performance and further align the interests of the executive officers with those of the Company's shareholders.

Overview of 2017 Compensation Actions

In September 2017, the Chair of the Compensation Committee met with Mr. Barry M. Portnoy, our then Managing Trustee, and the chairs of the compensation committees of RMR Inc. and of the then other public companies to which RMR LLC provides management services, which included: the Company; HPT;

44    GOVERNMENT PROPERTIES INCOME TRUST     2018 Proxy Statement

SIR; SNH; FVE; and TA. The purposes of this meeting were, among other things, to discuss compensation philosophy and factors that may affect compensation decisions, to consider the compensation payable to the Company's Director of Internal Audit (who provides services to the Company and to other companies to which RMR LLC provides management services), to consider the allocation of internal audit and related services costs among RMR Inc., the Company and other companies to which RMR LLC provides such services, to provide a comparative understanding of potential share grants by the Company and the other companies to which RMR LLC provides management services and to hear and consider recommendations from the Company's then Managing Trustees concerning potential share grants. The share grants made by the other companies managed by RMR LLC are considered to be appropriate comparisons because of the similarities between certain services the Company requires from the Company's share grantees and the services provided by grantees providing similar services to these other companies. Subsequent to this meeting, the members of the Compensation Committee held a meeting at which the Committee Chair provided a report of the information discussed with Mr. Barry M. Portnoy and others, and made recommendations for share grants to the Company's named executive officers. The Compensation Committee then discussed these recommendations and other factors, including the following factors for the 2017 share grants: (i) the value of the proposed share grants; (ii) the historical awards previously granted to each named executive officer and the corresponding values at the time of the grants; (iii) the recommendations of RMR LLC as presented by Mr. Barry M. Portnoy; (iv) the value of share grants to executive officers providing comparable services at the applicable Other RMR Managed REITs and companies to which RMR LLC provides management services; (v) the scope of, and any changes to, the responsibilities assigned to, or assumed by, each named executive officer during the past year and on a going forward basis; (vi) the length of historical services by each named executive officer; (vii) the Compensation Committee's perception regarding the quality of the services provided by each named executive officer in carrying out those responsibilities; and (viii) the Company's financial and operating performance in the past year and the Company's perceived future prospects. The Compensation Committee considered these multiple factors in determining whether to increase or decrease the amounts of the prior year's grants. There was no formulaic approach in the use of these various factors in determining the number of shares to award to each named executive officer. The share amounts were determined on a subjective basis, using the various factors in the Compensation Committee's sole discretion. The named executive officers did not participate in these meetings and were not involved in determining or recommending the amount or form of named executive compensation they receive from the Company.

Analysis of 2017 Awards under the Share Award Plan

Although the Company does not pay any cash compensation directly to its officers and has no employees, the Company has adopted the Share Award Plan to reward the Company's named executive officers and other RMR LLC employees who provide services to the Company and to foster a continuing identity of interest between them and the Company's shareholders. The Company awards shares under the Share Award Plan to recognize the named executive officers' scope of responsibilities, reward demonstrated performance and leadership, motivate future performance, align the interests of the Company's executives with those of the Company's other shareholders and motivate the executives to remain employees of the Company's manager and to continue to provide services to the Company through the term of the awards.

Under its charter, the Compensation Committee evaluates, approves and administers the Company's equity compensation plans, which currently consist solely of the Share Award Plan. The Compensation Committee has historically determined to use grants of Common Share awards under the Share Award Plan rather than stock options as equity compensation. Because the value of the Common Shares may be determined in part by reference to its dividend yield relative to market interest rates rather than by its potential for capital appreciation, the Company believes a conventional stock option plan might not provide appropriate incentives for management for a business like that of the Company, but a share grant plan may create a better identity of interests between management and other shareholders. Also, because the Company believes a stock option plan could have the potential to encourage excessive short term risk taking, the Company has historically granted share awards rather than stock options.

GOVERNMENT PROPERTIES INCOME TRUST     2018 Proxy Statement    45

The Compensation Committee uses comparative information about the applicable Other RMR Managed REITs as additional data to help it determine whether it is awarding share amounts that are reasonable based on the characteristics of those REITs and their respective officers. The Compensation Committee also considers the size and structure of the Other RMR Managed REITs and other RMR LLC managed businesses, and the experience, length of service and scope of duties and responsibilities of the officers at these other companies to assess the appropriateness of the value of the share awards proposed for the Company's officers in light of the proposed awards for officers with comparable roles at the other companies. The Compensation Committee reviewed the compensation data regarding the applicable Other RMR Managed REITs and their officers, together with the other factors discussed above, but the Compensation Committee did not undertake a detailed comparison of the named executive officers across the REITs or other companies managed by RMR LLC or assign weight to any particular characteristic of these other companies or their officers because the Compensation Committee determines the share amounts in its sole discretion on a non-formulaic basis. In 2017, the Compensation Committee considered the foregoing factors and decided to award the same number of shares awarded to the Company's named executive officers as were awarded in 2016, in accordance with the recommendation of the Company's Managing Trustees and the Chair of the Compensation Committee. The Compensation Committee also determined that it would be appropriate to provide that such share awards would vest upon the occurrence of certain corporate "change in control" or termination events. For more information on potential payments upon such events, see page 51.

The Company determines the fair market value of the shares granted based on the closing price of the Common Shares on the date of grant. The Compensation Committee has imposed, and may impose, vesting and other conditions on the granted Common Shares because it believes that time based vesting encourages the recipients of the share awards to remain employed by RMR LLC and to continue to provide services to the Company. The Compensation Committee currently uses a vesting schedule under which one fifth of the shares vest immediately and the remaining shares vest in four equal, consecutive annual installments commencing on the first anniversary of the date of grant. The Compensation Committee utilizes a four year time based vesting schedule to provide an incentive to provide services for a long term and in consideration of the tax treatment of the share grants to the Company and to the recipients. In the event a recipient who has been granted a share award ceases to perform duties for the Company or ceases to be an officer or an employee of RMR LLC or any company that RMR LLC or its subsidiaries manage during the vesting period, the Company may cause the forfeiture of, or the Company may repurchase for nominal consideration, the Common Shares that have not yet vested. As with other issued Common Shares, vested and unvested shares awarded under the Share Award Plan are entitled to receive distributions that the Company makes, if any, on the Common Shares.

Because the consideration of share awards by the Compensation Committee and the Board is determined on a regular schedule (i.e., in September for the Company's officers and employees of RMR LLC and at the first meeting of the Board after the annual meeting of shareholders for the Trustees), the proximity of any grants to earnings announcements or other market events, if any, is coincidental.

The Compensation Committee believes that its compensation philosophy and programs are designed to foster a business culture that aligns the interests of its named executive officers with those of its shareholders. The Compensation Committee believes that the equity compensation of its named executive officers is appropriate to the goal of providing shareholders dependable, long term returns.

Say on Pay

The Company's current policy, consistent with the prior vote of the Company's shareholders, is to provide shareholders with an opportunity to approve, on an advisory basis, the compensation of named executive officers each year at the annual meeting of shareholders. Accordingly, the Company is providing shareholders with an opportunity to approve the compensation of the named executive officers in this Proxy Statement. For more information, see Item 2 on page 54 of this Proxy Statement.

46    GOVERNMENT PROPERTIES INCOME TRUST     2018 Proxy Statement

In evaluating the Company's compensation process for 2017, the Compensation Committee generally considered the results of the most recent advisory vote of the Company's shareholders on the compensation of the executive officers named in the proxy statement for the Company's 2017 annual meeting of shareholders.

RMR LLC and RMR Inc. Compensation Practices

As explained above, the Company's manager, RMR LLC, provides services that otherwise would be provided by employees, conducts the Company's day to day operations on the Company's behalf and compensates the Company's named executive officers, Messrs. Blackman and Kleifges, directly and in its sole discretion in connection with their services rendered to the Company and to RMR LLC. The Company does not pay its named executive officers salaries or bonuses or provide other compensatory benefits except for the grants of share awards under the Share Award Plan. The Company does not reimburse RMR LLC for compensation RMR LLC or RMR Inc. pays to the Company's named executive officers.

RMR LLC has advised the Company that in 2017 RMR LLC paid each of the Company's named executive officers cash compensation comprised of a fixed salary and a cash bonus. RMR LLC did not provide guaranteed cash bonuses to the Company's named executive officers during 2017 and did not set specific performance targets on which bonuses would be payable to them. Instead, the annual cash bonuses paid by RMR LLC to the Company's named executive officers in 2017 were discretionary in amount and were based on a performance evaluation conducted by the compensation committee of RMR Inc.

RMR Inc., the parent of RMR LLC, granted an award of 4,000 shares of Class A common stock of RMR Inc., with a grant date fair value of $204,200, to each of our named executive officers in 2017. One fifth of the shares awarded vested on the grant date and an additional one fifth vests on each of the next four anniversaries of the grant date, subject to the applicable named executive officer continuing to render significant services, whether as an employee or otherwise, to RMR LLC or a public client company managed by RMR LLC or their respective affiliates and to accelerated vesting under certain circumstances.

The Company's named executive officers are also officers and employees of RMR LLC and, as officers and employees of RMR LLC, also provide services to RMR LLC, RMR Inc. and other companies managed by RMR LLC or its subsidiaries. RMR LLC has informed the Company that the cash compensation paid by RMR LLC to the Company's named executive officers is for services provided by the officers to RMR LLC, RMR Inc., the Company and other companies managed by RMR LLC or its subsidiaries. RMR LLC has also informed the Company that it is not able to allocate with reasonable certainty or provide a reasonable estimate of the compensation paid by RMR LLC to our named executive officers for their services to the Company for a number of reasons:

  •
  Our management agreements with RMR LLC do not require individual executive officers to dedicate a specific amount of time to providing services to the Company under those agreements. RMR LLC's officers and employees provide services on an as needed basis across RMR LLC, RMR Inc., the Company and all other companies managed by RMR LLC or its subsidiaries.

  •
  Our management agreements with RMR LLC do not require that a specified amount or percentage of the fees the Company pays to RMR LLC be allocated to the Company's executive officers.

  •
  RMR LLC does not designate a specific amount of time that the Company's named executive officers must spend providing services to the Company or record the amount of time that the Company's named executive officers (or any other employee of RMR LLC) spend providing services to the Company.

GOVERNMENT PROPERTIES INCOME TRUST     2018 Proxy Statement    47

For information regarding the compensation paid by RMR LLC and RMR Inc. to the named executive officers of RMR Inc., please see the documents filed by RMR Inc. with the SEC, including its Annual Report on Form 10-K for the fiscal year ended September 30, 2017 and its Proxy Statement on Schedule 14A for its 2018 Annual Meeting of Shareholders. RMR Inc.'s filings with the SEC are not incorporated by reference into this Proxy Statement.

48    GOVERNMENT PROPERTIES INCOME TRUST     2018 Proxy Statement

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Annual Report on Form 10-K for the year ended December 31, 2017.

Barbara D. Gilmore, Chair John L. Harrington Elena B. Poptodorova Jeffrey P. Somers

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee is comprised entirely of the four Independent Trustees listed above. No member of the Compensation Committee is a current, or during 2017 was a former, officer or employee of the Company. In 2017, none of the Company's executive officers served (i) on the compensation committee of any entity that had one or more of its executive officers serving on the Board or the Compensation Committee of the Company or (ii) on the board of directors or board of trustees of any entity that had one or more of its executive officers serving on the Compensation Committee of the Company. Members of the Compensation Committee serve as independent trustees or independent directors and compensation committee members of other public companies to which RMR LLC provides management services. Ms. Gilmore serves as an independent director of FVE and TA. Mr. Somers serves as an independent trustee of SIR, SNH, TRMT and RIF. Mr. Harrington serves as an independent trustee of HPT, SNH, TRMT and RIF. In addition, each of our Independent Trustees serves as a director of AIC. The disclosures regarding our relationships with these foregoing entities and certain transactions with or involving them under the section entitled "Certain Related Person Transactions" are incorporated by reference herein.

GOVERNMENT PROPERTIES INCOME TRUST     2018 Proxy Statement    49

EXECUTIVE COMPENSATION

The following tables and footnotes summarize the total compensation of the Company's President and Chief Operating Officer and the Chief Financial Officer and Treasurer who were serving as such officers as of December 31, 2017, or the Company's "named executive officers." Neither of the Company's named executive officers is employed by the Company. The Company's manager, RMR LLC, provides services that otherwise would be provided by employees and employs and compensates the Company's named executive officers directly and in RMR LLC's sole discretion in connection with their services rendered to RMR LLC and to the Company. For information regarding the compensation paid by the Company to RMR LLC, please see the above "Related Person Transactions" section. For information regarding the compensation paid by RMR LLC and RMR Inc. to the named executive officers of RMR Inc., please see the above "RMR LLC and RMR Inc. Compensation Practices" section and the documents filed by RMR Inc. with the SEC, including its Annual Report on Form 10-K for the fiscal year ended September 30, 2017 and its Proxy Statement on Schedule 14A for its 2018 Annual Meeting of Shareholders. RMR Inc.'s filings with the SEC are not incorporated by reference into this Proxy Statement. The Company does not pay the Company's named executive officers salaries or bonuses or provide other compensation or employee benefits except for the awards of Common Shares under the Share Award Plan.

Summary Compensation Table

Name and Principal Position	Year	Stock Awards ($)(1)	All Other Compensation ($)(2)	Total ($)

David M. Blackman	2017	$130,270	$23,822	$154,092
President and Chief Operating Officer	2016	155,120	23,220	178,340
	2015	110,880	23,995	134,875

Mark L. Kleifges	2017	$130,270	$23,822	$154,092
Chief Financial Officer and Treasurer	2016	155,120	23,220	178,340
	2015	110,880	23,995	134,875

(1)
Represents the grant date fair value of Common Share awards in 2017, 2016 and 2015, as applicable, calculated in accordance with ASC 718 (which equals the closing price of the shares on the award date, multiplied by the number of shares subject to the grant). No assumptions were used in this calculation.

(2)
Consists of cash distributions in the applicable year on unvested Common Shares received in connection with cash distributions the Company paid to all of the Company's shareholders. For 2015, the amount also includes $1,721, representing the fair value of the pro rata distribution the Company made of shares of class A common stock of RMR Inc. to the Company's shareholders on the date of distribution of those shares with respect to unvested Common Shares.

2017 Grants of Plan Based Awards

Share awards granted by the Company to the named executive officers in 2017 provide that one fifth of each award vested on the date of the award grant and an additional one fifth vests on each of the next four anniversaries of the grant date, subject to the applicable named executive officer continuing to render significant services, whether as an employee or otherwise, to the Company, RMR LLC or any company to which RMR LLC provides management services or their respective affiliates and to accelerated vesting under certain circumstances. Holders of vested and unvested Common Shares awarded under the Share Award Plan receive distributions that the Company makes, if any, on its shares on the same terms as other holders of the Common Shares.

50    GOVERNMENT PROPERTIES INCOME TRUST     2018 Proxy Statement

The following table shows the total Common Shares awarded by the Company to its named executive officers in 2017.

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards(1)

David M. Blackman	9/14/2017	7,000	$130,270
Mark L. Kleifges	9/14/2017	7,000	130,270

(1)
Equals the number of Common Shares multiplied by the closing price on the date of the award grant, which is also the grant date fair value under ASC 718. No assumptions were used in this calculation.

2017 Outstanding Equity Awards at Fiscal Year End

		Stock Awards

Name	Year Granted	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)

David M. Blackman	2017	5,600	$103,824
	2016	4,200	77,868
	2015	2,800	51,912
	2014	1,400	25,956

Mark L. Kleifges	2017	5,600	$103,824
	2016	4,200	77,868
	2015	2,800	51,912
	2014	1,400	25,956

(1)
The share awards granted in 2017, 2016, 2015 and 2014 were granted on September 14, 2017, September 15, 2016, September 2, 2015 and September 12, 2014, respectively.

(2)
Equals the number of Common Shares not vested multiplied by the closing price of the Common Shares on December 29, 2017.

2017 Stock Vested

The following table shows Common Share awards made in 2017 and prior years to the Company's named executive officers that vested in 2017.

	Stock Awards

Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)

David M. Blackman	6,800	$126,028
Mark L. Kleifges	6,800	126,028

(1)
Equals the number of vesting Common Shares multiplied by the closing price on the date that such Common Shares vested in 2017.

Potential Payments upon Termination or Change in Control

From time to time, we have entered into arrangements with former employees of RMR LLC in connection with the termination of their employment with RMR LLC, providing for the acceleration of vesting of Common Shares previously awarded to them under the Share Award Plan. Although we have no formal policy, plan or arrangement for payments to employees of RMR LLC in connection with their termination

GOVERNMENT PROPERTIES INCOME TRUST     2018 Proxy Statement    51

of employment with RMR LLC, we may in the future provide on a discretionary basis for similar payments depending on various factors we then consider relevant and if we believe it is in our best interests to do so.

The form of share award agreement for awards made to our named executive officers provides for acceleration of vesting of all share awards upon the occurrence of certain change in control or termination events (each, a "Termination Event").

The following table describes the potential payments to our named executive officers upon a Termination Event, if such event had occurred, as of December 31, 2017.

Name	Number of Shares Vested Upon Termination Event (#)	Value Realized on Termination Event as of December 31, 2017 ($)(1)

David M. Blackman	14,000	$259,560
Mark L. Kleifges	14,000	259,560

(1)
Equals the number of Common Shares multiplied by the closing price of the Common Shares on December 29, 2017.

For a discussion of the consequences of a Termination Event under the Company's business and property management agreements with RMR LLC, see the above "Related Person Transactions" section.

Pay Ratio

Pay ratio disclosure under Item 402(u) has not been provided because the Company does not have any employees.

52    GOVERNMENT PROPERTIES INCOME TRUST     2018 Proxy Statement

REPORT OF THE AUDIT COMMITTEE

In the course of the Audit Committee's oversight of the Company's financial reporting process, the Audit Committee has: (i) reviewed and discussed with management the audited financial statements for the fiscal year ended December 31, 2017; (ii) discussed with Ernst & Young LLP, the Company's independent auditors, the matters required to be discussed under PCAOB Auditing Standard No. 1301; (iii) received the written disclosures and the letter from the auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors' communications with the Audit Committee concerning independence; (iv) discussed with the independent auditors their independence; and (v) considered whether the provision of non-audit services by the independent auditors is compatible with maintaining their independence and concluded that it is compatible at this time.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2017, for filing with the SEC.

John L. Harrington, Chair Barbara D. Gilmore Elena B. Poptodorova Jeffrey P. Somers

GOVERNMENT PROPERTIES INCOME TRUST     2018 Proxy Statement    53

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION (ITEM 2)

As required by Section 14A of the Exchange Act, the Company seeks a non-binding advisory vote from its shareholders to approve the compensation of its named executive officers as described in the "Compensation Discussion and Analysis" section beginning on page 44 and the "Executive Compensation" section beginning on page 50.

The Board recommends that shareholders vote FOR the following resolution:

    RESOLVED: That the shareholders of the Company approve, on a non-binding, advisory basis, the compensation paid by the Company to the Company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the "Compensation Discussion and Analysis" in this Proxy Statement.

Because your vote is advisory, it will not be binding upon the Board or the Compensation Committee. However, the Board values shareholders' opinions and the Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions.

Approval of the advisory vote to approve executive compensation requires the affirmative vote of a majority of all the votes cast, in person or by proxy, at the 2018 Annual Meeting.

The Board of Trustees recommends a vote "FOR" the advisory vote to approve executive compensation.

54    GOVERNMENT PROPERTIES INCOME TRUST     2018 Proxy Statement

RATIFICATION OF THE
APPOINTMENT OF ERNST & YOUNG LLP
AS INDEPENDENT AUDITORS (ITEM 3)

The Audit Committee has the sole authority and responsibility to hire, evaluate and, when appropriate, replace our independent auditors and is directly responsible for the appointment, compensation and general oversight of the work of the independent auditors. The Audit Committee is responsible for approving the audit and permissible non-audit services provided by the independent auditors and the associated fees.

The Audit Committee evaluates the performance of our independent auditors annually and determines whether to reengage the current independent auditors or consider other audit firms. In doing so, the Audit Committee considers the quality and efficiency of the services provided by the auditors, the auditors' technical expertise and knowledge of our operations and industry, the auditors' independence, legal proceedings involving the auditors, the results of PCAOB inspections and peer quality reviews of the auditors and the auditors' reputation in the marketplace. In connection with the mandated rotation of the independent auditors' lead engagement partner, the Audit Committee and its chair consider the selection of the new lead engagement partner identified by the independent auditors.

Based on this evaluation, the Audit Committee has appointed Ernst & Young LLP to serve as the Company's independent auditors for the fiscal year ending December 31, 2018. Ernst & Young LLP has served as the Company's independent auditors since our formation in 2009 and is considered by management and the Audit Committee to be well qualified. Further, the Audit Committee and the Board believe that the continued retention of Ernst & Young LLP to serve as the independent registered public accounting firm is in the best interests of the Company and its shareholders.

The Audit Committee has determined to submit its selection of the independent auditors to the Company's shareholders for ratification. This vote will ratify prior action by the Audit Committee and will not be binding upon the Audit Committee. However, the Audit Committee may reconsider its prior appointment of the independent auditors or consider the results of this vote when it determines to appoint our independent auditors in the future.

Audit Fees and All Other Fees

The following table shows the fees for audit and other services provided to us by Ernst & Young LLP for the fiscal years ended December 31, 2017 and 2016.

	2017 Fees(1)	2016 Fees

Audit Fees	$1,483,747	$1,033,915
Audit Related Fees	—	—
Tax Fees	271,500	20,800
All Other Fees	456	508

(1)
The amount of audit fees for 2017 is based on the fees billed and paid to date and on the estimate for remaining fees provided by Ernst & Young LLP to and approved by the Audit Committee for services provided to us by Ernst & Young LLP, including in connection with the audit of the Company's 2017 financial statements and internal control over financial reporting. The final amount of the fees for those services may vary from the estimate provided.

Audit Fees.    This category includes fees associated with the annual financial statements audit and related audit procedures, the audit of internal control over financial reporting, work performed in

GOVERNMENT PROPERTIES INCOME TRUST     2018 Proxy Statement    55

connection with any registration statements and any applicable Current Reports on Form 8-K and the review of any of the Company's Quarterly Reports on Form 10-Q.

Audit Related Fees.    This category consists of services that are reasonably related to the performance of the audit or review of financial statements and are not included in "Audit Fees." These services principally include due diligence in connection with acquisitions, consultation on accounting and internal control matters, audits in connection with proposed or consummated acquisitions, information systems audits and other attest services.

Tax Fees.    This category consists of fees for tax services, including tax compliance, tax advice and tax planning. The increase in tax fees from 2016 to 2017 reflects tax fees associated with our acquisition of First Potomac Realty Trust.

All Other Fees.    This category consists of services that are not included in the above categories. The amounts for 2017 and 2016 reflect annual subscription fees for Ernst & Young LLP's online accounting research application.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee has established policies and procedures that are intended to control the services provided by our independent auditors and to monitor their continuing independence. Under these policies, no services may be undertaken by our independent auditors unless the engagement is specifically approved by the Audit Committee or the services are included within a category that has been approved by the Audit Committee. The maximum charge for services is established by the Audit Committee when the specific engagement or the category of services is approved. In certain circumstances, our management is required to notify the Audit Committee when approved services are undertaken and the Audit Committee or its Chair may approve amendments or modifications to the engagement or the maximum fees. Our Director of Internal Audit is responsible for reporting to the Audit Committee regarding compliance with these policies and procedures.

The Audit Committee will not approve engagements of the independent auditors to perform non-audit services for the Company if doing so will cause the independent auditors to cease to be independent within the meaning of applicable SEC or Nasdaq rules. In other circumstances, the Audit Committee considers, among other things, whether our independent auditors are able to provide the required services in a more or less effective and efficient manner than other available service providers and whether the services are consistent with the Public Company Accounting Oversight Board Rules.

All services for which the Company engaged its independent auditors in 2017 and 2016 were approved by the Audit Committee. The total fees for audit and non-audit services provided by Ernst & Young LLP in 2017 and 2016 are set forth above and, for 2017, include estimated fee amounts. The tax fees charged by Ernst & Young LLP during 2017 and 2016 were for tax compliance services, including those related to the Company's income tax returns for the fiscal years ended December 31, 2016 and 2015, respectively. The Audit Committee approved the engagement of Ernst & Young LLP to provide these non-audit services because it determined that Ernst & Young LLP providing these services would not compromise Ernst & Young LLP's independence and that the firm's familiarity with our record keeping and accounting systems would permit the firm to provide these services with equal or higher quality, more efficiently and at a lower cost than the Company could obtain these services from other providers.

Other Information

The Company has been advised by Ernst & Young LLP that neither the firm, nor any member of the firm, has any material interest, direct or indirect, in any capacity in the Company or its subsidiaries.

56    GOVERNMENT PROPERTIES INCOME TRUST     2018 Proxy Statement

One or more representatives of Ernst & Young LLP will be present at the 2018 Annual Meeting. The representatives will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Ratification of the appointment of the independent auditors requires the affirmative vote of a majority of all the votes cast, in person or by proxy, at the 2018 Annual Meeting. If shareholders fail to approve the proposal, the Board may reconsider its prior appointment of the independent auditors or consider the results of this vote when it determines to appoint our independent auditors in the future.

The Board of Trustees recommends a vote "FOR" the ratification of the appointment of Ernst & Young LLP as independent auditors.

GOVERNMENT PROPERTIES INCOME TRUST     2018 Proxy Statement    57

OTHER INFORMATION

At this time, the Company knows of no other matters that will be brought before the meeting. If, however, other matters properly come before the meeting or any postponement or adjournment thereof, the persons named in the accompanying proxy card intend to vote the shares for which they have been appointed or authorized as proxy in accordance with their discretion on such matters to the maximum extent that they are permitted to do so by applicable law.

Jennifer B. Clark
Secretary

Newton, Massachusetts
April 4, 2018

58    GOVERNMENT PROPERTIES INCOME TRUST     2018 Proxy Statement

THANK YOU

Thank you for being a shareholder of Government Properties Income Trust.

AUTHORIZE YOUR PROXY BY INTERNET - www.proxyvote.com Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern time, on May 23, 2018. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to submit your voting instructions. AUTHORIZE YOUR PROXY BY TELEPHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern time, on May 23, 2018. Have your proxy card in hand when you call and then follow the instructions. If the meeting is postponed or adjourned, the above times will be extended to 11:59 p.m., Eastern time, on the day before the reconvened meeting. GOVERNMENT PROPERTIES INCOME TRUST C/O BROADRIDGE FINANCIAL SOLUTIONS, INC. P.O. BOX 1342 BRENTWOOD, NY 11717 AUTHORIZE YOUR PROXY BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Government Properties Income Trust, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS If you would like to reduce the costs incurred by Government Properties Income Trust in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically by email or over the internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E45374-Z71810 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. GOVERNMENT PROPERTIES INCOME TRUST For Against Abstain For Withhold 1. Election of Trustees. ! ! For ! ! Against Abstain ! ! ! Nominee (for Independent Trustee in Class III): Barbara D. Gilmore Nominee (for Independent Trustee in Class III): Elena B. Poptodorova 3. Ratification of the appointment of Ernst & Young LLP as independent auditors to serve for the 2018 fiscal year. ! ! ! 2. Advisory vote to approve executive compensation. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR BOTH NOMINEES FOR TRUSTEE IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE PROXIES, IN THEIR DISCRETION, ARE AUTHORIZED TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. ! For address changes, please check this box and write them on the back where indicated. (NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name by authorized officer, indicating title. If a partnership, please sign in partnership name by authorized person indicating title.) Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date The Board of Trustees Recommends a Vote FOR Proposal 3. The Board of Trustees Recommends a Vote FOR both Nominees for Trustee in Proposal 1 and FOR Proposal 2.

GOVERNMENT PROPERTIES INCOME TRUST ANNUAL MEETING OF SHAREHOLDERS May 24, 2018, 9:30 a.m., Eastern time Two Newton Place, 255 Washington Street, Suite 100 Newton, Massachusetts 02458 Upon arrival, please present photo identification at the registration desk. Please see the Proxy Statement for additional attendance instructions. The 2018 Annual Meeting of Shareholders of Government Properties Income Trust will address the following items of business: 1. Election of the Trustees named in the Proxy Statement to the Company's Board of Trustees; Advisory vote to approve executive compensation; Ratification of the appointment of Ernst & Young LLP as independent auditors to serve for the 2018 fiscal year; and Transaction of such other business as may properly come before the meeting and at any postponements or adjournments of the meeting. 2. 3. 4. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR BOTH NOMINEES FOR TRUSTEE IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3. E45375-Z71810 GOVERNMENT PROPERTIES INCOME TRUST Two Newton Place, 255 Washington Street, Suite 300 Newton, MA 02458 Proxy Important Notice Regarding the Availability of Proxy Materials: The proxy materials for the 2018 Annual Meeting of Shareholders of Government Properties Income Trust (the "Company"), including the Company’s annual report and proxy statement, are available on the internet. To view the proxy materials or authorize your proxy by internet, by telephone or by mail, please follow the instructions on the reverse side hereof. This proxy is solicited on behalf of the Board of Trustees of Government Properties Income Trust. The undersigned shareholder of the Company hereby appoints David M. Blackman, Jennifer B. Clark and Adam D. Portnoy, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the 2018 Annual Meeting of Shareholders of the Company to be held at Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458, on May 24, 2018, at 9:30 a.m., Eastern time, and any postponement or adjournment thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at the meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the annual report and the proxy statement, which includes the Notice of 2018 Annual Meeting of Shareholders, each of which is incorporated herein by reference, and revokes any proxy heretofore given with respect to the meeting. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS EXECUTED, BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR BOTH NOMINEES FOR TRUSTEE IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3. ADDITIONALLY, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST BY THE PROXIES, IN THEIR DISCRETION, ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. See reverse for instructions on how to authorize a proxy. (If you noted any Address Changes/Comments above, please mark the corresponding box on the reverse side.) Address Changes/Comments:

QuickLinks

Notice of 2018 Annual Meeting of Shareholders and Proxy Statement
Audit Committee
Compensation Committee
Nominating and Governance Committee